     Exhibit 10.2

                                                      EXECUTION

                      TERM LOAN AGREEMENT




                 Dated as of December 13, 1993




                             among




                   THE VONS COMPANIES, INC.




                    THE BANKS HEREIN NAMED




                              and




                        BANK OF AMERICA
            NATIONAL TRUST AND SAVINGS ASSOCIATION,
                           as Agent

                       TABLE OF CONTENTS
                       -----------------
                                                          Page
                                                          ----
Article 1.
               Definitions and Accounting Terms.............  1
               --------------------------------
     1.1  Certain Defined Terms.............................  1
          ---------------------
     1.2  Other Defined Terms...............................  8
          -------------------
     1.3  Other Provisions..................................  8
          ----------------

Article 2.
                    Waivers and Amendments..................  8
                    ----------------------
     2.1  Notice of Proposed Amendment or Waiver............  8
          --------------------------------------
     2.2  Amendment or Waiver of the Syndicated Loan
          ------------------------------------------
            Agreement.......................................  8
            ---------

Article 3.
                             Loans..........................  9
                             -----
     3.1  Loans-General.....................................  9
          -------------
     3.2  Reference Rate Loans.............................. 10
          --------------------
     3.3  CD Rate Loans..................................... 11
          -------------
     3.4  Eurodollar Rate Loans............................. 11
          ---------------------
     3.5  Optional Termination of Commitment Upon
          ---------------------------------------
            Change in Control............................... 12
            -----------------
     3.6    Voluntary Reduction of the Commitment........... 12
            -------------------------------------
     3.7    Agent's Right to Assume Funds Available......... 12
            -------------------------------------

Article 4.
                        Payments; Fees...................... 12
                        --------------
     4.1  Principal and Interest............................ 12
          ----------------------
     4.2  Arrangement Fee................................... 14
          ---------------
     4.3  Participation Fee................................. 14
          -----------------
     4.4  Agency Fee........................................ 14
          ----------
     4.5  Increased Commitment Costs........................ 14
          --------------------------
     4.6  Eurodollar and CD Matters......................... 14
          -------------------------
     4.7  Late Payments..................................... 15
          -------------
     4.8  Miscellaneous Payment Matters..................... 15
          -----------------------------

Article 5.
                Representations and Warranties.............. 15
                ------------------------------
     5.1  Existence and Qualification; Power;
          ----------------------------------
            Compliance with Law............................. 15
            -------------------
     5.2  Authority; Compliance with Other Instruments and
          ------------------------------------------------
            Government Regulations.......................... 15
            ----------------------
     5.3  No Governmental Approvals Required................ 16
          ----------------------------------
     5.4  Subsidiaries...................................... 16
          ------------
     5.5  Financial Statements.............................. 16
          --------------------
     5.6  No Other Liabilities; No Material Adverse Effect.. 17
          ------------------------------------------------
     5.7  Title to Assets................................... 17
          ---------------
     5.8  Intangible Assets................................. 17
          -----------------
     5.9  Existing Indebtedness and Contingent Obligations.. 17
          ------------------------------------------------
     5.10  Governmental Regulation.......................... 17
           -----------------------
     5.11  Litigation....................................... 17
           ----------
     5.12  Employee Matters................................. 17
           ----------------
     5.13  Binding Obligations.............................. 17
           -------------------
     5.14  No Default....................................... 18
           ----------
     5.15  Pension Plans.................................... 18
           -------------
     5.16  Tax Liability.................................... 18
           -------------
     5.17  Regulation U..................................... 18
           ------------

Article 6.
                     Affirmative Covenants
                     ---------------------
                  (Other Than Information And
                  ---------------------------
                    Reporting Requirements)................. 18
                    -----------------------
     6.1  Payment of Taxes and Other Potential Liens........ 18
          ------------------------------------------
     6.2  Preservation of Existence......................... 18
          -------------------------
     6.3  Maintenance of Properties......................... 19
          -------------------------
     6.4  Maintenance of Insurance.......................... 19
          ------------------------
     6.5  Compliance with Laws.............................. 19
          --------------------
     6.6  Inspection Rights................................. 19
          -----------------
     6.7  Keeping of Records and Books of Account........... 19
          ---------------------------------------
     6.8  Use of Proceeds................................... 19
          ---------------
     6.9  Subsidiary Guaranty............................... 19
          -------------------
     6.10  Maintenance of Borrower Net Assets............... 19
           ----------------------------------

Article 7.
                      Negative Covenants.................... 19
                      ------------------
Article 8.
            Information and Reporting Requirements.......... 20
            --------------------------------------
     8.1  Financial and Business Information................ 20
          ----------------------------------
     8.2  Compliance Certificate............................ 20
          ----------------------

Article 9.
                        Conditions.......................... 21
                        ----------
     9.1  Initial Advance................................... 21
          ---------------
     9.2  Any Advance....................................... 22
          -----------

Article 10.

     Events of Default and Remedies Upon Events of Default.. 22
     -----------------------------------------------------
     10.1  Events of Default................................ 22
           -----------------
     10.2  Remedies Upon Event of Default................... 24
           ------------------------------

Article 11.
                           The Agent........................ 25
                           ---------
     11.1  Agency Provisions................................ 25
           -----------------

Article 12.
                           Miscellaneous.................... 26
                           -------------
     12.1  Cumulative Remedies; No Waiver................... 26
           ------------------------------
     12.2  Amendments; Consents............................. 26
           --------------------
     12.3  Costs, Expenses and Taxes........................ 26
           -------------------------
     12.4  Other Miscellaneous Provisions................... 27
           ------------------------------

Exhibits
- --------

     A    -    Commitment Assignment and Acceptance
     B    -    Compliance Certificate
     C    -    Note
     D    -    Opinion of Counsel
     E    -    Request for Loan
     F    -    Subsidiary Guaranty

Schedules
- ---------

     1.1  Pro Rata Shares of the Banks
     4.4  Subsidiaries
     4.7  Liens and Rights of Others
     4.9  Indebtedness

                      TERM LOAN AGREEMENT
                      -------------------

                 Dated as of December 13, 1993

            This Term Loan Agreement ("Agreement") is entered into by and between The Vons Companies, Inc., a Michigan corporation ("Borrower"), Bank of America National Trust and Savings Association, a national banking association, and each other bank signatory hereto as set forth on the signature pages of this Agreement and any Eligible Assignee which may hereafter execute and deliver a Commitment Assignment and Acceptance that is registered with the Agent pursuant to Section 11.8 of the Syndicated Loan
                                              ----
Agreement (as incorporated herein pursuant to Section 12.4) (collectively, the
                                                      ----
"Banks" and individually a "Bank"), and Bank of America National Trust and Savings Association, as Agent, with reference to the following:

            A. The Agent is the agent and one of the banks party to that certain Loan Agreement dated as of October 18, 1991, as amended through the date hereof (the "Syndicated Loan Agreement", defined with more particularity below) by and among Borrower, Bank of America National Trust and Savings Association (as successor by merger to Security Pacific National Bank), as agent, and the Syndicate Banks referred to herein.

            B. Borrower has requested that the Agent and Banks provide the term credit facility described in this Agreement as Senior Medium Term Borrowings (as such term is defined in the Syndicated Loan Agreement), subject to the execution of an amendment to the Syndicated Loan Agreement changing the maximum principal amount of Senior Medium Term Borrowings permitted thereunder.

            C. Borrower and the agent under the Syndicated Loan Agreement, acting with the consent of the Syndicate Majority Banks (as defined herein) have entered into the amendment of the Syndicated Loan Agreement referred to above, and all of the Syndicate Banks have been afforded the opportunity to participate in this Agreement.

            In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                           Article 1.
               Definitions and Accounting Terms
               --------------------------------

            1.1   Certain Defined Terms.  As used in this Agreement, the
                  ---------------------
following terms shall have the meanings set forth respectively after each:

                  "Advance" means the advance to be made to
                   -------
                  Borrower by a Bank pursuant to Article 3.
                                                 ---------

                  "Agent" means Bank of America National Trust and
                   -----
                  Savings Association, as agent for the Banks hereunder and under the other Loan Documents, and each successor agent.

                  "Agent's Office" means the Agent's address as
                   --------------
                  set forth on the signature pages of this Agreement, or such other office as the Agent may designate in writing to the Borrower and the Banks.

                  "Agreement" means this Term Loan Agreement,
                   ---------
                  either as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

                  "Arranger" means BA Securities, Inc.
                   --------

                  "Assessment Rate" means, for each CD Rate Loan,
                   ---------------
                  that percentage determined solely by the Agent, representing the maximum annual assessment rate incurred by any of the Reference Banks (disregarding any offsetting amounts that may be available to such Reference Banks to the extent that such offsetting amounts arose out of transactions other than those pursuant to this Agreement) in providing insurance (through the Federal Deposit Insurance Corporation or any successor) for new nonpersonal time deposits in effect at the commencement of the applicable CD Period.

                  "Bank" means any of the banks signatory to this
                   ----
                  Agreement, their successors and, upon the effective date after registration with the Agent of a Commitment Agreement and Acceptance executed by an Eligible Assignee, such Eligible
                  Assignee.

                  "Bank of America" means Bank of America National
                   ---------------
                  Trust and Savings Association, its successors and assigns.

                  "CD Base Rate" means, for each CD Rate Loan, an
                   ------------
                  annual rate, determined solely by the Agent, as the average (rounded upward to the nearest 1/100 of 1%) of the bid (secondary) rates quoted to each Reference Bank by two recognized New York certificate of deposit dealers, selected by each Reference Bank, at or about 9:00 a.m., San Francisco time, on the first day of the applicable CD Period for the purchase at face value of certificates of deposit issued by the Reference Banks for approximately the same period as the applicable CD Period and in an amount approximately equal to that CD Rate Loan.

                  "CD Rate" means, for each CD Rate Loan, that
                   -------
                  rate per annum, determined solely by the Agent, pursuant to the following formula (with each component expressed as a decimal and rounded upward to the nearest 1/100 of 1%):

                  CD Base Rate
                  for that CD Rate Loan
                  --------------------- + Assessment Rate
                  1.00 - CD Reserve
                  Percentage

                  "CD Rate Loan" means a Loan made hereunder and
                   ------------
                  designated as a CD Rate Loan in accordance with
                  Section 3.1(c).
                          ------

                  "CD Rate Spread" means 11/16 of 1% (68.75 basis
                   --------------
                  points).

                  "CD Reserve Percentage" means, for each CD Rate
                   ---------------------
                  Loan, that percentage, determined solely by the Agent, representing the maximum aggregate incremental reserve, asset and/or special deposit requirements of any of the Reference Banks (disregarding any offsetting amounts that may be available to such Reference Bank to decrease such requirements to the extent that such offsetting amounts arose under transactions other than those pursuant to this Agreement) under Regulation D and any other applicable governmental regulation, with respect to new nonpersonal time deposits for approximately the same time period as the applicable CD Period and in an aggregate amount approximately equal to that CD Rate Loan.

                  "Closing Date" means the time and Banking Day on
                   ------------
                  which the conditions set forth in Section 9.1
                                                            ---
                  are satisfied or waived pursuant to Section
                  12.1.
                  ----

                  "Commitment" means, subject to Section 3.5,
                   ----------                            ---
                   $150,000,000.00.

                  "Commitment Assignment and Acceptance" means a
                   ------------------------------------
                  Commitment Assignment and Acceptance executed by a Bank and an Eligible Assignee substantially in the form of Exhibit A and registered with the
                              ---------
                  Agent.

                  "Compliance Certificate" means a compliance
                   ----------------------
                  certificate in the form of Exhibit B signed, on
                                             ---------
                  behalf of Borrower, by a Senior Officer of Borrower.

                  "Default Rate" means the interest rate described
                   ------------
                  in Section 4.7.
                             ---

                  "Designated Eurodollar Market" means, for any
                   ----------------------------
                  Eurodollar Rate Loan, the Eurodollar Market(s) designated solely by each of the Reference Banks to be the appropriate Eurodollar Market for that Eurodollar Rate Loan.

                  "Designated Eurodollar Market Day" means any
                   --------------------------------
                  Banking Day on which the Reference Banks accept deposits in the Designated Eurodollar Market.

                  "Determined solely by the Agent" means, with
                   ------------------------------
                  respect to any calculation relating to interest, fees or other charges under this Agreement, a calculation made solely by the Agent using a method that is commonly used by the Agent and other banks in performing similar calculations in similar transactions, which method may not necessarily be that which yields the most favorable result to Borrower.

                  "Eurodollar Rate" means, for each Eurodollar Rate
                   ---------------
                  Loan, an annual rate, determined solely by the Agent, consisting of the average (rounded upward to the nearest 1/100 of 1%) of the rates offered to each Reference Bank by prime banks for deposits of immediately available Dollars in the Designated Eurodollar Market at or about 11:00 a.m., local time in the Designated Eurodollar Market, on the day two Designated Eurodollar Market Days preceding the first day of the applicable Eurodollar Period for approximately the same time period as the applicable Eurodollar Period and in an amount approximately equal to that Eurodollar Rate Loan.

                  "Eurodollar Rate Loan" means a Loan made
                   --------------------
                  hereunder and designated as a Eurodollar Rate
                  Loan in accordance with Section 3.1(c).
                                                  ------

                  "Eurodollar Rate Spread" means 9/16 of 1% (56.25
                   ----------------------
                  basis points).

                  "Eurodollar Reserve Percentage" means, for each
                   -----------------------------
                  Eurodollar Rate Loan, that percentage, determined solely by the Agent, representing the maximum aggregate incremental reserve requirements of any of the Reference Banks (disregarding any offsetting amounts that may be available to such Reference Bank to decrease such requirements to the extent that such offsetting amounts arose under transactions other than those pursuant to this Agreement) under Regulation D and any other applicable governmental regulations, with respect to eurocurrency obligations (as defined in Regulation D) for approximately the same time period as the applicable Eurodollar Period and in an aggregate amount approximately equal to that Eurodollar Rate Loan.

                  "Event of Default" has the meaning set forth for
                   ----------------
                  such term in Section 10.1.
                                       ----

                  "Incorporated Provisions" means the terms of
                   -----------------------
                  Syndicated Loan Agreement Sections 1.1 (to the
                                                     ---
                  extent that the definitions set forth therein are incorporated herein by reference), 1.2 through
                                                     ---
                  1.7, 2.12, 3.8 through 3.12, 3.14 through 3.22,
                  ---  ----  ---         ----  ----         ----
                  4.1, 4.4, 4.7 through 4.12, 4.15, 4.16, 4.17, 5.1
                  ---  ---  ---         ----  ----  ----  ----  ---
                  through 5.5, 5.7, 5.10, 6.1 through 6.21, 7.1(a)
                          ---  ---  ----  ---         ----  ------
                  through 7.1(i), 9.1(g), 9.1(i), 9.1(j), (9.1(k),
                          ------  ------  ------  ------  -------
                  9.1(m), 9.2(c), 9.2(d), 10.1 through 10.8, 11.1,
                  ------  ------  ------  ----         ----  ----
                  11.2, and 11.4 through 11.24 and, to the extent
                  ----      ----         -----
                  used in any such Section, the definitions set forth in Section 1.1 of this Agreement.
                                   ---

                  "Interest Period" means, as applicable, a CD
                   ---------------
                  Period or a Eurodollar Period.

                  "Loan" means the group of Advances made on the
                   ----
                  Closing Date by the Banks.

                  "Loan Documents" means, collectively, this
                   --------------
                  Agreement, the Notes, the Subsidiary Guaranty and any other agreement or instrument that may hereafter be executed and delivered by Borrower or a Subsidiary of Borrower in favor of the Agent or the Banks relating to or in furtherance of this Agreement.

                  "Maturity Date" means January 31, 1996.
                   -------------

                  "Note" means any of the promissory notes issued
                   ----
                  by Borrower to each Bank evidencing the Advance by that Bank under the Commitment substantially in the form of Exhibit C, either as originally
                                 ---------
                  executed or the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

                  "Obligations" means all present and future
                   -----------
                  obligations of every kind or nature of Borrower or any Party at any time and from time to time owed to Agent or the Banks under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as
                  ---------
                  obligations of payment, and including interest
                                              ---------
                  that accrues after the commencement of any proceeding under any Debtor Relief Law by or against Borrower or any Affiliate of Borrower.

                  "Opinion of Counsel" means the favorable written
                   ------------------
                  legal opinion of Terrence J. Wallock, Esq.,
                  general counsel to Borrower, substantially in the form of Exhibit D, together with copies of
                              ---------
                  all factual certificates and legal opinions upon which such counsel has relied.

                  "Projections" means the financial projections
                   -----------
                  dated October 29, 1993 heretofore furnished by Borrower (through the Agent) to the Banks.

                  "Pro-Rata Share" means, with respect to each
                   --------------
                  Bank, the percentage set forth opposite the name of that Bank on Schedule 1.1.
                                  ------------

                  "Reference Banks" means Bank of America and such
                   ---------------
                   other two Banks as may from time to time be mutually acceptable to the Agent and Borrower.

                  "Reference Rate" means the rate of interest
                   --------------
                  publicly announced from time to time by Bank of America in San Francisco, California, as its "Reference Rate." The Reference Rate is a rate set by Bank of America based upon various factors, including the Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. Bank of America may price loans at, above or below the Reference Rate. Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

                  "Reference Rate Loan" means a Loan made
                   -------------------
                  hereunder and designated as a Reference Rate
                  Loan in accordance with Section 3.1(c).
                                                  ------

                  "Request for Loan" means a request for a Loan
                   ----------------
                  signed by a Responsible Official of Borrower,
                  substantially in the form of Exhibit E.
                                               ---------

                  "Subsidiary Guaranty" means the guaranty of the
                   -------------------
                  Obligations executed by each wholly-owned
                  Significant Subsidiary of Borrower substantially in the form of Exhibit F, either as originally
                                 ---------
                  executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

                  "Syndicated Loan Agreement" means that certain
                   -------------------------
                  Loan Agreement dated as of October 18, 1991
                  among Borrower, Bank of America National Trust and Savings Association (as successor by merger to Security Pacific National Bank), as agent, and the banks party thereto, as the same has heretofore been amended, and subject to Section
                  2.2 as the same may hereafter be amended from
                  ---
                  time to time.  Subject to Section 2.2, in the
                                                    ---
                  event that the Syndicated Loan Agreement is terminated, then the provisions thereof that are incorporated by reference herein shall be deemed to be such provisions as in effect immediately prior to such termination.

                  "Syndicate Banks" means each of the banks under
                   ---------------
                  the Syndicated Loan Agreement.

                  "Syndicate Majority Banks" means the "Majority
                   ------------------------
                  Banks" under and as defined in the Syndicated
                  Loan Agreement.

                  "Term Majority Banks" means, as of any date of
                   -------------------
                  determination, Banks under this Agreement whose Notes evidence more than 50% of the aggregate
                  Indebtedness evidenced by the Notes.

                  "Type" means, when modifying a Loan, a Reference
                   ----
                  Rate Loan, a Eurodollar Rate Loan or a CD Rate
                  Loan.

            1.2   Other Defined Terms.  Except for the defined
                  -------------------   ------
terms set forth in Section 1.1, terms defined in the Syndicated Loan
                           ---
Agreement are used herein with the same meanings.

            1.3   Other Provisions.  Sections 1.2, 1.3, 1.4, 1.5,
                  ----------------            ---  ---  ---  ---
1.6, and 1.7 of the Syndicated Loan Agreement are incorporated herein by
- ---      ---
this reference.

                          Article 2.
                    Waivers and Amendments
                    ----------------------

            2.1   Notice of Proposed Amendment or Waiver.  In the event
                  --------------------------------------
that any amendment to the Incorporated Provisions is proposed or requested, Borrower shall concurrently furnish to the Agent and each Bank which is not a Syndicate Bank a copy of such proposal or request together with all written materials provided to all or substantially all of the Syndicate Banks connection therewith. In the event that Borrower makes such a proposal or request, or provides information to the Syndicate Banks in connection with such a proposal or request at any meeting of the Syndicate Banks, it shall either, at the option of Borrower (a) provide each of the Banks which are not Syndicate Banks with the opportunity to attend and participate in such meeting of the Syndicate Banks (provided that such Banks shall be entitled to attend
                        --------
only so long as a representative of Borrower is present) or (b) provide such Banks with the opportunity at a reasonably coincidental time to meet separately with substantially the same representatives of Borrower and receive substantially the same information.

            2.2   Amendment or Waiver of the Syndicated Loan Agreement.
                  ----------------------------------------------------
Provided that (a) Borrower has complied in all material respects with Section
9.1 and (b) Borrower delivers to the Agent an Officer's Certificate stating
- ---
that an amendment or waiver to an Incorporated Provision has been adopted by the Syndicate Banks in the form attached to such Officer's Certificate, the Agent and the Banks agree that concurrently with the delivery of such an Officer's Certificate, such Incorporated Provision shall be deemed to have been similarly amended or waived, mutatis mutandis effective as of the
                                  ------- --------
same date, provided that, in the event that the agent under the Syndicated
           --------
Loan Agreement or the Syndicate Banks receive any consideration in exchange for any such amendment or waiver, the Agent and the Banks shall concurrently receive similar consideration which in any event (a) in the case of any fee, shall be an amount which is proportionately equal to the proportion that the Commitments bear to the commitments under the Syndicated Loan Agreement, (b) in the case of any increase to the "CD Rate Spread," "Eurodollar Rate Spread," "Prime Rate Spread" then in effect under the Syndicated Loan Agreement, shall be proportionately equal to the percentage increase in such spread components, and (c) in the case of any collateral or guarantees, shall be extended to the Agent and the Banks on a pari passu basis. Promptly following any such
                         ---- -----
amendment or waiver of the Incorporated Provisions, the Agent shall deliver a notice to the Borrower and the Banks of such amendment or waiver. Nothing set forth in this Section shall cause the amendment or waiver of any Section of this Agreement other than the Incorporated Provisions, merely by reason of an
               ----- ----
amendment or waiver of any similar Section of the Syndicated Loan Agreement, unless such amendment or waiver is agreed to by the Banks in accordance with
Section 12.2 of this Agreement.
        ----

                          Article 3.
                            Loans
                            -----

            3.1   Loans-General.
                  -------------

                  (a) Subject to the terms and conditions set forth in this Agreement, on the Closing Date each Bank shall, pro rata according to that Bank's Pro Rata Share of the Commitment, make an Advance to Borrower under the Commitment in such amount as Borrower may request; provided that, giving
                                                   --------
effect to such Advance, the aggregate principal Indebtedness evidenced by the Notes will not exceed the Commitment.

                  (b) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through and including the Banking Day immediately prior to the Maturity Date, each Bank shall, pro rata according to that Bank's Pro Rata Share of the Commitment, make Advances to Borrower under the Commitment in such amounts as Borrower may request that do not result in any increase in the outstanding principal Indebtedness evidenced by the Notes. Advances deemed made under this Section 3.1(b) are solely for the purpose of effecting a change from one Type of Loan
- ------
to another Loan of the same or any different Type.

                  (c) Subject to the next sentence, each Loan shall be made pursuant to a Request for Loan which shall specify the requested (i) date of such Loan, (ii) type of Loan, (iii) amount of such Loan, and (iv) Interest Period for such Loan, if the same is to be a Eurodollar Rate Loan or a CD Rate Loan. Unless the Agent has notified, in its sole and absolute discretion, Borrower to the contrary, a Loan may be requested by telephone, telecopier or telex by a Responsible Official of Borrower, in which case Borrower shall confirm such request by promptly mailing a Request for Loan conforming to the preceding sentence to the Agent.

                  (d) Promptly following receipt of the Request for Loan under Section 3.1(a), the Agent shall notify each Bank by telephone,
              ------
telecopier or telex of the amount and type of the Loan and that Bank's Pro Rata Share of the Loan. Not later than 11:00 a.m. San Francisco time on the date specified for the Loan, each Bank shall make its portion of the Loan in immediately available funds available to the Agent at the Agent's Office.
Upon fulfillment of the applicable conditions set forth in Article 9, the Loan
                                                           ---------
shall be wire transferred or credited in immediately available funds to such demand deposit bank account of Borrower as Borrower may designate in writing to the Agent.

                  (e) The principal amount of each Loan shall be not less than $20,000,000 and shall be an integral multiple of $10,000,000.

                  (f) The Advances made by each Bank under the Commitment shall be evidenced by its Note.

                  (g) A Request for Loan shall be irrevocable upon the Agent's first notification thereof.

                  (h) If no Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 3.1(c), if applicable)
                                                       ------
has been made within the requisite notice periods set forth in Sections 3.2,
                                                                        ---
3.3 or 3.4 in connection with a Loan which, if made, would not increase the
- ---    ---
outstanding principal Indebtedness evidenced by the Notes, then Borrower shall be deemed to have requested a Reference Rate Loan in an amount equal to the amount necessary to cause the outstanding principal Indebtedness evidenced by the Notes to remain the same and, subject to Section 9.2, the Banks shall make
                                                     ---
the Advances necessary to make such Loan notwithstanding Sections 3.1(c) and
                                                                  ------
3.2.
- ---

            3.2   Reference Rate Loans.  Each request by Borrower for
                  --------------------
a Reference Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of
Section 3.1(c), if applicable) received by the Agent, at the Agent's
        ------
Office, not later than 10:00 a.m. San Francisco time, on the Banking Day specified for the making of the Reference Rate Loan. All Loans shall constitute Reference Rate Loans unless properly designated as CD Rate Loans or Eurodollar Rate Loans pursuant to Sections 3.3 or 3.4.
                                           ---    ---

            3.3   CD Rate Loans.
                  -------------

                  (a) Each request by Borrower for a CD Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 3.1(c), if applicable)
                                              ------
received by the Agent, at the Agent's Office, not later than 10:00 a.m., San Francisco time, at least two (2) New York Days before the first day of the applicable CD Period.

                  (b) At or about 9:00 a.m., San Francisco time, on the first day of the applicable CD Period, the Agent shall determine the applicable CD Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to the Banks and Borrower by telephone or telecopier.

                  (c) Unless the Term Majority Banks otherwise consent no CD Rate Loan may be requested during the continuance of a Default or Event of Default.

                  (d) Nothing contained herein shall require the Banks to fund any Advance pertaining to a CD Rate Loan by acceptance of a nonpersonal time deposit or issuance of a certificate of deposit.

            3.4   Eurodollar Rate Loans.
                  ---------------------

                  (a) Each request by Borrower for a Eurodollar Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 3.1(c), if applicable)
                                                       ------
received by the Agent, at the Agent's Office, not later than 10:00 a.m., San Francisco time, at least three (3) Designated Eurodollar Market Days before the first day of the applicable Eurodollar Period.

                  (b) At or about 9:00 a.m., San Francisco time, two (2) Designated Eurodollar Market Days before the first day of the applicable Eurodollar Period, the Agent shall determine the applicable Eurodollar Rate (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to the Banks and Borrower by telephone or telecopier.

                  (c) Unless the Term Majority Banks otherwise consent no Eurodollar Rate Loan may be requested during the continuance of a Default or Event of Default.

                  (d) Nothing contained herein shall require the Banks to fund any Advance pertaining to a Eurodollar Rate Loan in the Designated Eurodollar Market.

            3.5   Optional Termination of Commitment Upon Change in
                  -------------------------------------------------
Control.  If following the occurrence of a Change in Control, the Synidicate
- -------
Majority Banks exercise their right pursuant to Section 2.11 of the Syndicated
                                                        ----
Loan Agreement to reduce or to terminate all or a portion of any of the commitments under the Syndicated Loan Agreement, then the Term Majority Banks shall have the right, upon at least five (5) Banking Days' prior written notice to Borrower, to (i) terminate the Commitments, in the case of the termination of the commitments under the Syndicated Loan Agreement or (ii) ratably reduce the Commitments, in the case of the reduction of the commitments under the Syndicated Loan Agreement. The rights of the Term Majority Banks under this Section shall be exercised during the period ending on the later of (i) the date which is sixty (60) days following such Change in Control and (ii) the date which is five (5) Banking Days's following the exercise by the Syndicate Majority Banks of their rights under Section 2.11 of
                                                                       ----
the Syndicated Loan Agreement. Borrower covenants that it will notify the Agent in writing promptly after it obtains knowledge of a Change in
Control or the exercise by the Syndicated Majority Banks of their rights under
Section 2.11 of the Syndicated Loan Agreement.
        ----

            3.6   Voluntary Reduction of the Commitment.  Borrower shall
                  -------------------------------------
have the right, at any time and from time to time, without penalty or charge, upon at least three (3) Banking Day's prior written notice to the Agent, voluntarily to reduce, permanently and irrevocably, in aggregate amounts in an integral multiple of $5,000,000, or to terminate, all or a portion of the Commitment.

            3.7   Agent's Right to Assume Funds Available.  Section 2.12 of
                  ---------------------------------------           ----
the Syndicated Loan Agreement is incorporated herein by this reference.

                                  Article 4.
                               Payments; Fees
                               --------------

            4.1   Principal and Interest.
                  ----------------------

                  (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Loan from the date thereof until payment in full and shall accrue and be payable at the rates set forth herein, before and after default, before and after maturity, before and after any judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest to bear interest at the Default Rate to the extent permitted by applicable Laws.

                  (b)   Interest accrued on each Reference Rate Loan shall
be due and payable on each Quarterly Payment Date.  Except as otherwise
                                                    ------
provided in Section 4.7, the unpaid principal amount of any Reference Rate
                    ---
Loan shall bear interest at a fluctuating rate per annum equal to the Reference Rate. Each change in the interest rate hereunder shall take effect simultaneously with the corresponding change in the Reference Rate.

                  (c) Interest accrued on each CD Rate Loan which is for a term of 90 days or less shall be due and payable on the last day of the related CD Period. Interest accrued on each other CD Rate Loan shall be due and payable on the date which is 90 days after the date such CD Rate Loan was made and on the last day of the related CD Period. Except as otherwise
                                                    ------
provided in Section 4.7, the unpaid principal amount of any CD Rate Loan shall
                    ---
bear interest at a rate per annum equal to the CD Rate for that CD Rate Loan plus the CD Rate Spread.
- ----

                  (d) Interest accrued on each Eurodollar Rate Loan which is for a term of three months or less shall be due and payable on the last day of the related Eurodollar Period. Interest accrued on each other Eurodollar Rate Loan shall be due and payable on the date which is three months after the date such Eurodollar Rate Loan was made and on the last day of the related Eurodollar Period. Except as otherwise provided in Section 4.7, the unpaid
                                                           ---
principal amount of any Eurodollar Rate Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Loan plus the
                                                                 ----
Eurodollar Rate Spread.

                  (e) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

            (i) the principal amount of each Eurodollar Rate Loan and CD Rate Loan shall be payable on the last day of the Interest Period for such Loan;

           (ii) the principal Indebtedness evidenced by the Notes shall be immediately payable in Cash, to the extent that the principal Indebtedness evidenced by the Note exceeds at any time the Commitment as then in effect; and

          (iii) the principal Indebtedness evidenced by the Notes shall in any event be payable in Cash on the Maturity Date.

                  (f) The Notes may, at any time and from time to time, voluntarily be prepaid at the election of Borrower in whole or in part without premium or penalty; provided that: (i) any partial prepayment of a Reference
                    --------
Rate Loan, CD Rate Loan or Eurodollar Rate Loan shall be in an amount not less than $20,000,000 which is an integral multiple of $1,000,000, (ii) the Agent must have received written notice (or telephonic notice confirmed promptly in writing) of any prepayment at least one Banking Day before the date of prepayment in the case of Reference Rate Loans, two Banking Days before the date of prepayment in the case of CD Rate Loans and three Banking Days before the date of prepayment in the case of Eurodollar Rate Loans, (iii) each prepayment of principal, except for partial prepayments on Reference Rate Loans, shall be accompanied by prepayment of interest accrued through the date of payment on the amount of principal paid and (iv) in the case of any prepayment of any CD Rate Loan or Eurodollar Rate Loan, Borrower shall promptly upon demand reimburse the Banks for any loss or cost directly or indirectly resulting from the prepayment, determined as set forth in
Section 4.6.
        ---

            4.2   Arrangement Fee.  On the Closing Date, Borrower
                  ---------------
shall pay to the Agent, for the account of the Arranger, the arrangement fee described in a letter agreement between Borrower and Arranger. The arrangement fee is solely for the account of the Arranger and is not refundable.

            4.3   Participation Fee.  On the Closing Date, Borrower
                  -----------------
shall pay to the Agent, for the account of the Banks according to their Pro Rata Share of the Commitment, a participation fee equal to 1/8 of 1% (12.5 basis points) of the Commitment. Such participation fee is for the provision by the Banks of the credit facilities under this Agreement and is not refundable.

            4.4   Agency Fee.  On the Closing Date, and on each anniversary
                  ----------
thereof, Borrower shall pay to the Agent the agency fee described in a letter agreement between Borrower and Agent. The agency fee is solely for the account of the Agent and is not refundable.

            4.5   Increased Commitment Costs.  Section 3.8 of the
                  --------------------------           ---
Syndicated Loan Agreement is incorporated herein by this reference, mutatis
                                                                    -------
mutandis.
- --------

            4.6   Eurodollar and CD Matters.  Sections 3.9, 3.10, 3.11 and
                  -------------------------            ---  ----  ----
3.12 of the Syndicated Loan Agreement are incorporated herein by this
- ----
reference, mutatis mutandis.
           ------- --------

            4.7   Late Payments.  Should any installment of principal or
                  -------------
interest under the Notes or any other amount payable under any Loan Document not be paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Reference Rate plus 2%, to the extent permitted by applicable Law, until paid in full
- ----
(whether before or after judgment).

            4.8   Miscellaneous Payment Matters.  Sections 3.14, 3.15,
                  -----------------------------            ----  ----
3.16, 3.17, 3.18, 3.19, 3.20, 3.21 and 3.22 of the Syndicated Loan Agreement
- ----  ----  ----  ----  ----  ----     ----
are incorporated herein by this reference.

                                 Article 5.
                       Representations and Warranties
                       ------------------------------

            Borrower represents and warrants to the Agent and the Banks that:

            5.1   Existence and Qualification; Power; Compliance with Law.
                  -------------------------------------------------------
Section 4.1 of the Syndicated Loan Agreement is incorporated herein by this
        ---
reference.

            5.2   Authority; Compliance with Other Instruments and
                  ------------------------------------------------
Government Regulations.  The execution, delivery, and performance by
- ----------------------
Borrower, and by each Subsidiary of Borrower, of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate action, and do not:

                  (a) require any consent or approval not heretofore obtained of any stockholder, partner, security holder, or creditor of such Party;

                  (b) violate or conflict with any provision of such Party's charter, certificate, articles of incorporation or bylaws;

                  (c) result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Party;

                  (d) constitute a "transfer of an interest" or an "obligation incurred" that is avoidable by a trustee under Section 548 of the Bankruptcy Code of 1978, as amended, or constitutes a "fraudulent transfer" or "fraudulent obligation" within the meaning of the Uniform Fraudulent Transfer Act as enacted in any jurisdiction or any analogous Law;

                  (e) violate any Requirement of Law applicable to such Party; or

                  (f) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Party or any of its Property is bound or affected;

and neither Borrower nor any Subsidiary of Borrower is in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 5.2(f) in any
                                                         ------
respect that would constitute a Material Adverse Effect.


            5.3   No Governmental Approvals Required.  Except such as have
                  ----------------------------------
heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any Governmental Agency is or will be required to authorize or permit the execution, delivery, and performance by Borrower or any Subsidiary of Borrower of the Loan Documents to which it is a Party.


            5.4   Subsidiaries.  Section 4.4 of the Syndicated Loan
                  ------------           ---
Agreement is incorporated herein by this reference; provided that the
                                                    --------
Schedule 4.4 therein referred to shall instead refer to Schedule 4.4 to
- ------------                                            ------------
this Agreement.

            5.5   Financial Statements.  Borrower has furnished to the
                  --------------------
Banks (a) the audited consolidated financial statements of Borrower and its Subsidiaries as at January 3, 1993 and for the Fiscal Year then ended, and (b) the unaudited condensed consolidated financial statements of Borrower and its Subsidiaries as at October 10, 1993 and for the Fiscal Quarter then ended.
The financial statements described in clauses (a) and (b) are in
                                               -       -
accordance with the books and records of Borrower and its Subsidiaries, were prepared in accordance with Generally Accepted Accounting Principles and fairly present in accordance with Generally Accepted Accounting Principles consistently applied the consolidated financial condition and results of operation of Borrower and its Subsidiaries as at the dates and for the periods covered thereby, subject, in the case of the financial statements described in clause (b), to normal year-end accruals and audit adjustments.
        -

            5.6   No Other Liabilities; No Material Adverse Effect.
                  ------------------------------------------------
Borrower and its Subsidiaries do not have any material liability or material contingent liability not reflected or disclosed in the balance sheet described in Section 5.5(b) or the notes to the other financial statements described in
           ------
Section 5.5, other than liabilities and contingent liabilities arising in the
        ---
ordinary course of business subsequent to October 10, 1993. As of the Closing Date, there has been no event or circumstance occur that constitutes a Material Adverse Effect since October 10, 1993 or, as of any date subsequent to the Closing Date, since the Closing Date.

            5.7   Title to Assets.  Section 4.7 of the Syndicated Loan
                  ---------------           ---
Agreement is incorporated herein by this reference; provided that the
                                                    --------
Schedule 4.7 therein referred to shall instead refer to Schedule 4.7 to
- ------------                                            ------------
this Agreement.

            5.8   Intangible Assets.  Section 4.8 of the Syndicated Loan
                  -----------------           ---
Agreement is incorporated herein by this reference.

            5.9   Existing Indebtedness and Contingent Obligations.
                  ------------------------------------------------

Section 4.9 of the Syndicated Loan Agreement is incorporated herein by this
        ---
reference; provided that the Schedule 4.9 therein referred to shall instead
           --------          ------------
refer to Schedule 4.9 to this Agreement.
         ------------

            5.10   Governmental Regulation.  Section 4.10 of the Syndicated
                   -----------------------           ----
Loan Agreement is incorporated herein by this reference.

            5.11   Litigation.  Section 4.11 of the Syndicated Loan Agreement
                   ----------           ----
is incorporated herein by this reference.

            5.12   Employee Matters.  Section 4.12 of the Syndicated Loan
                   ----------------           ----
Agreement is incorporated herein by this reference.

            5.13   Binding Obligations.  Assuming due execution and delivery
                   -------------------
by the other parties thereto, each of the Loan Documents to which Borrower or any Subsidiary of Borrower is a Party will, when executed and delivered by Borrower or the Subsidiary, as the case may be, constitute the legal, valid, and binding obligation of Borrower or the Subsidiary, as the case may be, enforceable against Borrower or the Subsidiary, as the case may be, in accordance with its terms, except as enforcement may be limited by Debtor
                           ------
Relief Laws or by equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

            5.14   No Default.  No event has occurred and is continuing that
                   ----------
is a Default or an Event of Default.

            5.15   Pension Plans.  Section 4.15 of the Syndicated Loan
                   -------------           ----
Agreement is incorporated herein by this reference.

            5.16   Tax Liability.  Section 4.16 of the Syndicated Loan
                   -------------           ----
Agreement is incorporated herein by this reference.

            5.17  Regulation U.  Section 4.17 of the Syndicated Loan
                  ------------           ----
Agreement is incorporated herein by this reference.

            5.18 Disclosure.  No written statement made by Borrower, or any
                 ----------
representative of Borrower, to the Banks in connection with this Agreement or any Loan has contained, as of the date such written statement was made, any untrue statement of a material fact (which has not been corrected as of the Closing Date or, in the case of a written statement made subsequent to the Closing Date, prior to reliance thereon by the Banks, in a subsequent written statement made by Borrower or a representative of Borrower) or has omitted a material fact (which has not been corrected as of the Closing Date or, in the case of a written statement made subsequent to the Closing Date, prior to reliance thereon by the Banks, in a subsequent written statement made by Borrower or a representative of Borrower) necessary to make the statements contained therein not misleading under all the circumstances existing at the date of such written statement and in the context in which it was made, including information contained in all other written statements previously delivered. Nothing in this Section shall be construed to apply to the financial statements described in Section 5.5 or to the Projections.
                                          ---

                                   Article 6.
                             Affirmative Covenants
                             ---------------------
                          (Other Than Information And
                           --------------------------
                            Reporting Requirements)
                            ----------------------

            As long as any Loan remains unpaid, or any other Obligation remains unpaid or unperformed, or the Commitment remains outstanding, Borrower shall, and shall cause each of its Subsidiaries to, unless the Agent (with the written approval of the Term Majority Banks) otherwise consents in writing:

            6.1  Payment of Taxes and Other Potential Liens.  Section 5.1 of
                 ------------------------------------------           ---
the Syndicated Loan Agreement is incorporated herein by this reference.

            6.2  Preservation of Existence.  Section 5.2 of the Syndicated
                 -------------------------           ---
Loan Agreement is incorporated herein by this reference; provided that the
                                                         --------
cross references therein contained shall be construed as cross references to Sections of the Syndicated Loan Agreement.

            6.3  Maintenance of Properties.  Section 5.3 of the Syndicated
                 -------------------------           ---
Loan Agreement is incorporated herein by this reference.

            6.4  Maintenance of Insurance.  Section 5.4 of the Syndicated Loan
                 ------------------------           ---
Agreement is incorporated herein by this reference.

            6.5  Compliance with Laws.  Section 5.5 of the Syndicated Loan
                 --------------------           ---
Agreement is incorporated herein by this reference.

            6.6  Inspection Rights.  Any time during regular business hours
                 -----------------
and as often as requested, permit the Agent or any Bank or any employee, agent, or representative thereof to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of Borrower and its Subsidiaries, and to discuss the affairs, finances, and accounts of Borrower and its Subsidiaries with any of their officers or employees; provided that none of the foregoing shall require
                       --------
Borrower to disclose information respecting its employees or customers which would violate any Law or shall unreasonably interfere with the normal business operations of Borrower or any of its Subsidiaries.

            6.7  Keeping of Records and Books of Account.  Section 5.7 of the
                 ---------------------------------------           ---
Syndicated Loan Agreement is incorporated herein by this reference.

            6.8  Use of Proceeds.  Use the proceeds of the Loan for working
                 ---------------
capital and general corporate purposes.

            6.9  Subsidiary Guaranty.  Cause each of its wholly-owned
                 -------------------
Significant Subsidiaries hereafter formed, acquired or qualifying as a Significant Subsidiary, to execute and deliver a joinder of the Subsidiary Guaranty promptly following such formation, acquisition or qualification.

            6.10  Maintenance of Borrower Net Assets.  Section 5.10 of the
                  ----------------------------------           ----
Syndicated Loan Agreement is incorporated herein by this reference.

                                  Article 7.
                              Negative Covenants
                              ------------------

            As long as any Loan remains unpaid or any other Obligation remains unpaid or unperformed, or the Commitment remains outstanding, Borrower shall not, and shall cause each of its Subsidiaries to not, unless the Agent (with the written approval of the Term Majority Banks) otherwise consents in writing, violate or fail to comply with any of the covenants contained in Sections 6.1 through 6.21 (provided that the cross references therein
         ---         ----  --------
contained shall be construed as cross references to Sections of the Syndicated Loan Agreement) of the Syndicated Loan Agreement, incorporated herein by this reference.

                                 Article 8.
                    Information and Reporting Requirements
                    --------------------------------------

            8.1   Financial and Business Information.  As long as any Loan
                  ----------------------------------
remains unpaid or any other Obligation remains unpaid or unperformed, or the Commitment remains outstanding, Borrower shall, unless the Agent (with the written approval of the Term Majority Banks) otherwise consents in writing, deliver to the Banks at its own expense:

                  (a) Concurrently with delivery thereof pursuant to the Syndicated Loan Agreement, each of the financial statements, projections, reports and notices described in Sections 7.1(a) through 7.1(i) of the Syndicated Loan Agreement,
                  ------         ------
                  which Sections are hereby incorporated herein by this reference (provided, that nothing herein shall require
                             --------
                  delivery of duplicates of any of the foregoing to a Bank which, in its capacity as a Bank under the Syndicated Loan Agreement, has previously received any such financial statement, projection, report or notice); and

                  (b) Such other data and information as from time to time may reasonably be requested by any of the Banks.

            8.2   Compliance Certificate.  As long as any Loan remains unpaid
                  ----------------------
or any other Obligation remains unpaid or unperformed, or the Commitment remains outstanding, Borrower shall (unless the Agent with the approval of the Term Majority Banks otherwise consents in writing) deliver to the Banks, not later than 60 days after the close of each Fiscal Quarter and 105 days after the close of each Fiscal Year, a Compliance Certificate dated as of the last day of the Fiscal Quarter or Fiscal Year, as the case may be.

                                  Article 9.
                                  Conditions
                                  ----------

            9.1   Initial Advance.  The obligation of the Banks to make the
                  ---------------
initial Advance is subject to the following conditions, each of which shall be satisfied prior to or concurrently with the making of the initial Advance:

                  (a) The Agent shall have received all of the following, each dated as of the Closing Date (unless otherwise specified or unless the Agent otherwise agrees) and all in form and substance satisfactory to the Agent and legal counsel for the Agent:

                       (1) executed counterparts of this Agreement sufficient in number for Borrower, the Agent and each of the Banks, provided that the Agent may accept facsimile
                         --------
                  signature pages from any Bank as evidence of its execution of this Agreement upon the undertaking of such Bank to promptly provide original counterpart signature pages;

                       (2) the Notes executed by Borrower in favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the Commitment;

                       (3) the Subsidiary Guaranty executed by each Significant Subsidiary of Borrower;

                       (4) with respect to Borrower and each Significant Subsidiary of Borrower, such documentation as the Agent may reasonably require to establish the due organization, valid existence and good standing of Borrower and each such Subsidiary, its qualification to engage in business in each jurisdiction in which it is engaged in business or required to be so qualified, its authority to execute, deliver and perform any Loan Documents to which it is a Party, and the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including,
                                                                    ---------
                  without limitation, certified copies of articles of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualifications to engage in business, certificates of corporate resolutions, incumbency certificates, and the like;

                       (5)   the Opinion of Counsel;

                       (6) an Officer's Certificate of Borrower affirming, to the best of his or her knowledge, that the conditions set forth in Sections 9.1(d) and 9.1(e) have been satisfied;
                                    ------     ------

                       (7)   a Request for Loan; and

                       (8) such other assurances, certificates, documents, consents or opinions as the Agent may reasonably require.

                  (b) The Agent shall have been paid the arrangement fee and agency fee described in Sections 4.2 and 4.4.
                                                   ---     ---

                  (c) The Agent shall have been paid the participation fee, for the account of the Banks, described in Section 4.3.
                                                                     ---

                  (d) The representations and warranties of Borrower contained in Article 5 shall be true and correct.
                               ---------

                  (e) Borrower and its Subsidiaries and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents.

            9.2   Any Advance.  The obligation of the Banks to make any
                  -----------
Advance is subject to the conditions precedent that the representations and warranties contained in Section 5.13 and 5.18 shall be true and correct in all
                                ----     ----
material respects on and as of the date of the Advance as though made on and as of that date, and that there has not occurred an Event of Default that is then continuing.

                                  Article 10.
             Events of Default and Remedies Upon Events of Default
             -----------------------------------------------------

            10.1   Events of Default.  There will be a default hereunder if
                   -----------------
any one or more of the following events ("Events of Default") occurs and is continuing, whatever the reason therefor:

                  (a) failure to pay any installment of principal on the Notes on the date when due; or

                  (b) failure to pay any installment of interest on the Notes, or to pay any fee or other amounts due the Bank hereunder, within five (5) calendar days after the date when due; or

                  (c)   any failure to comply with Section 6.1 of the
                                                           ---
                  Syndicated Loan Agreement; or


                  (d)   any failure to comply with Sections 6.3, 6.4, 6.7,
                                                            ---  ---  ---
                  6.8, 6.9, 6.10 or 6.11 of the Syndicated Loan Agreement
                  ---  ---  ----    ----
                  which shall remain unremedied for a period of thirty (30) calendar days from the date of such Default or, if the Term Majority Banks determine (and the Syndicate Majority Banks have made the same determination, if the Syndicated Loan Agreement is then in effect) that such Default constitutes a Material Adverse Effect, such shorter period as may be specified by the Term Majority Banks by written notice to Borrower, provided that no such period may be shorter than
                            --------
                  the similar period specified by the Syndicate Majority
                  Banks; or

                  (e) Borrower or any other Party fails to perform or observe any other term, covenant, or agreement contained in any Loan Document on its part to be performed or observed within the later of (i) thirty (30) calendar days after notice by the Agent of such Default or (ii) if Borrower or such other Party has commenced efforts to remedy such Default, such period not exceeding sixty (60) calendar days after notice by the Agent of such Default during which Borrower or such other Party is diligently pursuing such efforts; or

                  (f) any representations or warranty in any Loan Document or any certificate, agreement, instrument, or other document made or delivered, on or after the Closing Date, pursuant to or in connection with any Loan Document proves to have been incorrect when made in any material respect and the interests of the Banks under this Agreement have been materially and adversely affected by reason of such incorrect representation or warranty; or

                  (g)   Section 9.1(g) of the Syndicated Loan Agreement is
                                ------
                  incorporated by this reference; or

                  (h) any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of the Bank or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid, or unenforceable in any respect which is, in the reasonable opinion of the Term Majority Banks (and, if the Syndicated Loan Agreement is then in effect, in the reasonable opinion of the Syndicate Majority Banks), materially adverse to the interest of the Banks; or any Party thereto denies that it has any or further liability or obligation under any Loan Document; or

                  (i)   Section 9.1(i) of the Syndicated Loan Agreement is
                                ------
                  incorporated by this reference; or

                  (j)   Section 9.1(j) of the Syndicated Loan Agreement is
                                ------
                  incorporated by this reference; or

                  (k)   Section 9.1(k) of the Syndicated Loan Agreement is
                                ------
                  incorporated by this reference; or

                  (l) the occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any other Loan Document) under any Loan Document; or

                  (m)   Section 9.1(m) of the Syndicated Loan Agreement is
                                ------
                  incorporated by this reference.

            10.2   Remedies Upon Event of Default.  Without limiting any other
                   ------------------------------
rights or remedies of the Agent or the Banks provided for elsewhere in this Agreement or the Loan Documents, or by applicable Law or in equity, or otherwise:

                  (a) Upon the occurrence of any Event of Default, and so long as any such Event of Default shall be continuing (other than an Event of Default described in Section 10.1(j):
                                                                -------

                        (i) all commitments to make Advances, and all other obligations of the Banks and all rights of Borrower and any other Parties under the Loan Documents shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower, except that the Term Majority
                                                ------
                  Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Term Majority Banks, to reinstate the Commitment and make further Advances; and

                        (ii) the Term Majority Banks may declare the unpaid principal of or unperformed balance of all Obligations due to the Banks hereunder and under the Notes, all interest accrued and unpaid thereon, and all other amounts payable under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand, or further notice of any kind, of all of which are expressly waived by Borrower.

                  (b) Upon the occurrence of any Event of Default described in Section 10.1(j):
                             -------

                        (i) all commitments to make Advances, all other obligations of the Banks and all rights of Borrower and any other Parties under the Loan Documents shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all, the Banks may
                                                ------
                  waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Banks, to reinstate the Commitment and make further Advances; and

                        (ii) the unpaid principal of or unperformed balance of all Obligations due to the Banks hereunder and under the Notes, and all interest accrued and unpaid on such Obligations, and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand, or further notice of any kind, all of which are expressly waived by Borrower.

                  (c)   Sections 9.2(c) and 9.2(d) of the Syndicated Loan
                                 ------     ------
                  Agreement are incorporated herein by this reference.

                                  Article 11.
                                   The Agent
                                   ---------

            11.1  Agency Provisions.  Sections 10.1, 10.2, 10.3, 10.4, 10.5,
                  -----------------            ----  ----  ----  ----  ----
10.6, 10.7 and 10.8 of the Syndicated Loan Agreement are incorporated herein
- ----  ----     ----
by this reference.

                                  Article 12.
                                 Miscellaneous
                                 -------------

            12.1  Cumulative Remedies; No Waiver.  Section 11.1 of the
                  ------------------------------           ----
Syndicated Loan Agreement is incorporated herein by this reference.

            12.2  Amendments; Consents.  Section 11.2 of the Syndicated Loan
                  --------------------           ----
Agreement (other than the reference contained therein to Section 2.9 of the
                                                                 ---
Syndicated Loan Agreement) is incorporated herein by this reference, mutatis
                                                                     -------
mutandis.
- --------

            12.3  Costs, Expenses and Taxes.  Borrower shall pay on demand the
                  -------------------------
reasonable out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation, execution and delivery of the Loan Documents. Borrower shall pay on demand the reasonable out-of-pocket costs and expenses of the Agent and the Banks in connection with the amendment, waiver, refinancing, restructuring, reorganization (including a bankruptcy reorganization, if such payment is approved by the bankruptcy court) or any of the foregoing that is requested by Borrower whether or not granted by the Banks. Borrower shall in any event pay on demand the reasonable out-of pocket costs and expenses of the Agent and the Banks in connection with the enforcement of any Loan Documents. The aforesaid costs and expenses shall include without limitation filing fees, recording fees, title insurance fees, appraisal fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel, independent public accounts, and other outside experts retained by the Agent and (except
                                                                      ------
in connection with the negotiation, preparation, execution and delivery of the initial Loan Documents) any of the Banks, including the reasonably allocated costs of in-house attorneys employed by the Agent and, in the proper case, any Bank. Borrower shall pay any and all documentary and other taxes (other than income or gross receipts taxes generally applicable to banks) and all costs, expenses, fees, and charges payable or determined to be payable in connection with the filing or recording of this Agreement, any other Loan Document, or any other instrument or writing to be delivered hereunder or thereunder, or in connection with any transaction pursuant hereto or thereto, and shall reimburse, hold harmless, and indemnify the Agent and each Bank from and against any and all loss, liability, or legal or other expense with respect to or resulting from any delay in paying or failure to pay any tax, cost, expense, fee, or charge or that any of them may suffer or incur by reason of the failure of Borrower to perform any of its Obligations. Any amount payable to the Agent or any Bank under this Section shall bear interest from the date of receipt of demand for payment at the rate then in effect for Reference Rate Loans.

            12.4  Other Miscellaneous Provisions.  The provisions of
                  ------------------------------
Sections 11.4, 11.5, 11.6, 11.7, 11.8, 11.9, 11.10, 11.11, 11.12, 11.13,
         ----  ----  ----  ----  ----  -----  ----  -----  -----  -----
11.14, 11.15, 11.16, 11.17, 11.18, 11.19, 11.20, 11.21, 11.22, 11.23 and
- -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
11.24 of the Syndicated Loan Agreement are incorporated herein by this
- -----
reference.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                     THE VONS COMPANIES, INC.,
                     a Michigan corporation


                     By /s/ M. F. Henn
                        -----------------------------------
                        Michael F. Henn
                        Executive Vice President and Chief
                        Financial Officer

                     By /s/ V. L. Miller
                        -----------------------------------
                        Virginia L. Miller
                        Vice President and Treasurer

                     The Vons Companies, Inc.
                     618 Michillinda Avenue
                     Arcadia, California 91007
                     Attn: Chief Financial Officer

                     Telecopier:  (818) 821-7912
                     Telephone:   (818) 821-7021

                     with a copy to:

                     The Vons Companies, Inc.
                     618 Michillinda Avenue
                     Arcadia, California 91007
                     Attn:  General Counsel

                     Telecopier:  (818) 821-7901

                     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                     ASSOCIATION, as Agent


                     By /s/ D. M. Terrance
                        -----------------------------------
                        David Terrance
                        Vice President


                     Bank of America National Trust and Savings
                     Association
                     Global Agency #5596
                     1455 Market Street, 13th Floor
                     San Francisco, California 94103

                     Telecopier:  (415) 622-4894
                     Telephone:   (415) 622-7011


                     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                     ASSOCIATION, as a Bank


                     By /s/ Dennis V. Arriola
                        -----------------------------------
                        Dennis V. Arriola
                        Vice President

                     Bank of America National Trust and Savings Association 555 South Flower Street,
                     11th Floor (Unit 5618)
                     Los Angeles, California 90071

                     Telecopier:  (213) 228-2756
                     Telephone:   (213) 228-2678

                        THE CHASE MANHATTAN BANK, N.A.,
                         as a Bank

                        By:/s/ Raymond G. Schuville
                           -----------------------------------
                        Title: M. D.
                              --------------------------------

                        Address for Notices:

                        1 Chase Plaza, 3rd. Floor
                        --------------------------------------
                        San Francisco, California 94111
                        --------------------------------------

                        --------------------------------------
                        Attn: Suzanne L. Baird
                             ---------------------------------

                        Telecopier: 212 552-1457
                                    ------------
                        Telephone:  213 552-3771
                                    ------------


                        FIRST INTERSTATE BANK OF CALIFORNIA,
                         as a Bank

                        By:/s/ Edwina G. Kew
                           -----------------------------------
                        Title: Vice President
                              --------------------------------

                        Address for Notices:

                        707 Wilshire Boulevard, W16-13
                        --------------------------------------
                        Los Angeles, CA 90017
                        --------------------------------------

                        --------------------------------------
                        Attn:  William  J. Baird
                             ---------------------------------

                        Telecopier:  (213) 614-2569
                                     --------------
                        Telephone:   (213) 614-5590
                                     --------------

                        NATIONSBANK OF TEXAS, N.A.,
                         as a Bank

                        By:/s/ W. B. Guffey
                           -----------------------------------
                        Title: Vice President
                              --------------------------------

                        Address for Notices:

                        901 Main Street
                        --------------------------------------
                        Dallas, Texas 75202
                        --------------------------------------

                        --------------------------------------
                        Attn: Lending Support
                             ---------------------------------

                        Telecopier:  214-508-0944
                                     ------------
                        Telephone:   214-508-3089
                                     ------------

                        ABN AMRO BANK, N.V., as a Bank

                        By:/s/ David J. Stassel /s/ Corry Klein
                               David Stassel        Corry Klein
                           -----------------------------------
                                                    Corporate
                        Title: Vice President       Banking Officer
                              --------------------------------

                        Address for Notices:

                        300 South Grand Avenue, Suite 1115
                        --------------------------------------
                        Los Angeles, CA  90071
                        --------------------------------------

                        --------------------------------------
                        Attn:  Margaret Saito
                              --------------------------------

                        Telecopier:  213-687-2061
                                     ------------
                        Telephone:   213-687-2098
                                     ------------


                        THE BANK OF NOVA SCOTIA,
                         as a Bank

                        By:/s/ Suzanne L. Baird
                               Suzanne L. Baird
                           -----------------------------------

                        Title: Representative
                              --------------------------------

                        Address for Notices:

                        101 California Street, 48th Floor
                        --------------------------------------
                        San Francisco, California  94111
                        --------------------------------------

                        --------------------------------------
                        Attn: Suzanne L. Baird
                             ---------------------------------

                        Telecopier:  415/397-0791
                                     ------------
                        Telephone:   415/986-1100
                                     ------------


                        CIBC, INC., as a Bank

                        By:/s/ Thomas C. Ludlow
                               Thomas C. Ludlow
                           -----------------------------------
                        Title: Vice President
                              --------------------------------

                        Address for Notices:

                        300 South Grand Avenue, Suite 2700
                        --------------------------------------
                        Los Angeles, California
                        --------------------------------------

                        --------------------------------------
                        Attn: Tom Ludlow
                             ---------------------------------

                        Telecopier:  213/346-0157
                                     ------------
                        Telephone:   213/617-6229
                                     ------------

                        SOCIETE GENERALE, as a Bank

                        By:/s/ Maureen Kelly
                           -----------------------------------
                        Title: Vice President
                              --------------------------------


                        Address for Notices:

                        2029 Century Park East
                        --------------------------------------
                        Suite 2900
                        --------------------------------------
                        Los Angeles, CA  90067
                        --------------------------------------
                        Attn: Doris Yun
                             ---------------------------------

                        Telecopier:  310 203-0539
                                     ------------
                        Telephone:   310 788-7116
                                     ------------


                        THE TOKAI BANK, LTD., LOS ANGELES
                         AGENCY,  as a Bank

                        By:/s/ Hitoshi Ozawa
                           -----------------------------------
                               Hitoshi Ozawa
                        Title: Asst. General Manager
                              --------------------------------

                        Address for Notices:

                        534 West Sixth Street
                        --------------------------------------
                        Los Angeles, Califonria 90014
                        --------------------------------------

                        --------------------------------------
                        Attn: Poebus Hun
                             ---------------------------------

                        Telecopier:  213/892-2818
                                     ------------
                        Telephone:   213/892-2853
                                     ------------


                        UNION BANK, as a Bank

                        By:/s/ Ann M. Yasuda
                           -----------------------------------
                               Ann M. Yasuda
                        Title: Vice President
                              --------------------------------

                        Address for Notices:

                        Union Bank
                        --------------------------------------
                        445 South Figueroa Street, 13th Floor
                        --------------------------------------
                        Los Angeles, CA  90071-1602
                        --------------------------------------
                        Attn: Ann M. Yasuda
                             ---------------------------------

                        Telecopier:  (213) 629-5328
                                     --------------
                        Telephone:   (213) 236-6604
                                     --------------


                        BANK OF HAWAII, as a Bank

                        By:/s/ Elizabeth O. Maclean
                           -----------------------------------
                        Title: Assistant Vice President
                              --------------------------------

                        Address for Notices:

                        130 Merchant Street, 20th Floor
                        --------------------------------------
                        Corporate National Banking
                        --------------------------------------
                        Honolulu, Hawaii 96813
                        --------------------------------------
                        Attn: Cynthia L. Davis, V.P.
                             ---------------------------------

                        Telecopier:  (808) 537-8301
                                     --------------
                        Telephone:   (808) 537-8016
                                     --------------

                   Schedule 1.1 to Term Loan Agreement

Bank                                  Commitment Amount   Pro Rata Share
- ----                                  -----------------   --------------
BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION               $45,000,000      30.00000000%

THE CHASE MANHATTAN BANK, N.A.              $15,000,000      10.00000000%

FIRST INTERSTATE BANK OF
CALIFORNIA,                                 $15,000,000      10.00000000%

NATIONSBANK OF TEXAS, N.A.                  $15,000,000      10.00000000%

ABN AMRO BANK, N.V.                         $10,000,000       6.66666667%

THE BANK OF NOVA SCOTIA                     $10,000,000       6.66666667%

CIBC, INC.                                  $10,000,000       6.66666667%

SOCIETE GENERALE                            $10,000,000       6.66666667%

THE TOKAI BANK, LTD., LOS ANGELES AGENCY     $7,500,000       5.00000000%

UNION BANK                                   $7,500,000       5.00000000%

BANK OF HAWAII                               $5,000,000       3.33333332%

TOTALS                                     $150,000,000     100.00000000%

                           SCHEDULE 4.4

                           SUBSIDIARIES

                                       Shrs Authrzd/
Company                Status           Outstanding     Notes
- ---------------------------------------------------------------
Miramar Associates     California
                         gen. part.    None             3

Vons Food Services,    California
  Inc.                   corp.         2,500/95         1,2


- ------------------------

1.  All shares owned by The Vons Companies, Inc.
2.  All shares are common stock unless otherwise noted.
3.  Owned 50% by The Vons Companies, Inc. and 50% by Fritz Duda
    Interests.


                           SCHEDULE 4.4
                            Page 1 of 1

                                SCHEDULE 4.7

                     EXISTING LIENS AND RIGHTS OF OTHERS
                     -----------------------------------

     1. Vons Meat Service Center at 10150 Lower Azusa Road, El Monte, California. This property is encumbered by a deed of trust; Trustee - Ticor; Beneficiary - Massachusetts Mutual Life Insurance Company; securing payment of note in the amount of $9,900,000.  Note matures September 30, 2003.

     2. Group of 52 Vons stores in California. This property is encumbered by a deed of trust; Trustee - Ticor; Beneficiary - Metropolitan Life Insurance Company; securing payment of note in the amount of $125,000,000. Note matures July, 1997.

     3. Vons Store #152, Pasadena, California - 155 West California Boulevard. This property is encumbered by a deed of trust dated March 26, 1979; Trustor Borrower; Trustee - Ticor; Beneficiary - Southwestern Life Insurance Co.; securing payment of note in the amount of $2,100,000. Note matures April 1, 2004.

     4. Vons Store #151, Bakersfield, California - 3041 Wilson Road. This property is encumbered by a deed of trust dated March 26, 1979; Trustor - Borrower; Trustee - Ticor; Beneficiary - Southwestern Life Insurance Company; securing payment of note in the amount of $1,520,000. Note matures April 1, 2004.

     5.   Vons Store #121, Vista, California - 940 South Santa Fe Avenue.
This property is encumbered by a deed of trust dated January 30, 1978; Trustor
- - Borrower; Trustee - Ticor; Beneficiary - Southwestern Life Insurance
Co.; securing payment of note in the amount of $1,250,000. Note matures February 1, 2003.

     6. Vons Store #356, National City, California - 1220 Plaza Boulevard. This property is encumbered by a mortgage. Beneficiary - Calpers; securing payment of a note in the amount of $2,765,000. Note matures June 29, 2009.

     7. Borrower has entered into an agreement to sell Vons Store #35060 (Burbank) for $3,000,000.

     8. Borrower has entered into an agreement to sell Vons Store #310 (Santa Maria) for $1,800,000. Escrow to close December 17, 1993.

     9. Williams Bros. #315, 316, & 318. These properties are encumbered by various deeds of trust; Beneficiary - various; securing payments of notes in the amount of $4,542,500. Notes have various maturities, but do not exceed December 1, 2000.

    10. Borrower has entered into an agreement by which it will assume approximately 60 leases currently owned by Collins & Aikman, Inc. which had operated as Builders Emporium and Ole's. In connection with this transaction, Borrower has entered into agreements with various parties pursuant to which hose parties shall assume certain of the leases.

                                 Schedule 4.7
                                  Page 1 of 1
KEH060/1

                                                                     SCHEDULE 4.9

                                                   EXISTING INDEBTEDNESS AND CONTINGENT OBLIGATIONS

                                                                        (000'S)
                                                               Total Outstanding
                                                            -----------------------    Description of
Description on Instrument        Due Date          Rate     Amount          As of      Property Encumbered
- ----------------------------------------------------------------------------------------------------------
Allied Senior Subordinated
  Debentures (Face Amount)       May 15, 1998      6.625%   91,459*    Dec. 8, 1993    None

The Vons Companies, Inc. Senior
  Subordinated Debentures        October 1, 1999   8.375%  100,000     Dec. 8, 1993    None

The Vons Companies, Inc, Senior
  Subordinated Notes             April 1, 2002     9.625%  150,000     Dec. 8, 1993    None

Uncommitted Short Term
  Facilities (Face Amount)       1 Year or less   Various  383,120     Dec. 7, 1993    None

Capitalized Leases over $5,000:

  DFT Properties, Inc.           Jan 31, 2019        N/A     5,552     Nov. 7, 1993    Vons#505
                                                                                       (Bakersfield)

  AMI Properties, Inc.           Jan 31, 2018        N/A     5,011     Nov. 7, 1993    Vons #506 (Fresno)

  NationsBanc Leasing            July 15, 1997 to    N/A     9,101     Nov. 7, 1993    Tractors/Trailers
                                 April 22, 1998

Letters of Credit in accordance with attached schedule

*  The Company has repurchased and cancelled debentures totaling $31,541.

                                                Schedule 4.9
                                                 Page 1 of 3


                                                                Total Outstanding
                                                            -----------------------    Description of
Description on Instrument        Due Date          Rate     Amount           As of     Property Encumbered
- ---------------------------------------------------------------------------------------------------------
Mortgage Financing:

  Metropolitan Life Insurance    July 1, 1987      9.250%  117,020     Nov. 7, 1993    Group of 52 Stores
    Mortgage Financing

  Massachusetts Mutual Life      Sept 30, 2003     8.500%    6,414     Nov. 7, 1993    Vons Meat Prossing
    Insurance Mortgage Financing                                                       Facility


  Southwestern Life Insurance    Feb 1, 2003       8.375%      763     Nov. 7, 1993    Vons #121 (Vista)
    Company Mortgage Financing

  Southwestern Life Insurance    April 1, 2004     8.500%    1,013     Nov. 7, 1993    Vons #151
    Company Mortgage Financing                                                         (Bakersfield)

  Southwestern Life Insurance    April 1, 2004     8.500%    1,400     Nov. 7, 1993    Vons #152
    Company Mortgage Financing                                                         (Pasadena)

  Calpers                        June 29, 2009    11.500%*** 2,445     Nov. 7, 1993    Vons #356
                                                                                       (National City)

Acquired Indebtedness of Williams Bros.:

  Mortgages                      Various       6.0-12.25%    3,777     Nov. 7, 1993    Williams Bros.
                                                                                       #315, 316 & 318

*** 11.5% + Additional Income Interest based upon Gross Income performance

                                               Schedule 4.9

                                                               Total Outstanding
                                                            -----------------------    Description of
Description on Instrument        Due Date           Rate    Amount           As of     Property Encumbered
- ----------------------------------------------------------------------------------------------------------
Contingent Obligations:

  Guarantees of Industrial
    Revenue Bonds:

    TG&Y City of Edmond          July 1, 1996        7.000%    700     Jan 3, 1993     TG&Y Edmond, OK
                                                                                       Warehouse

    TG&Y City of Kansas City     July 1, 1999   5.75-7.375%    900     Jan 3, 1993     TG&Y Kansas City,
                                                                                       KS Warehouse

Meadowdale - As successor to Allied Supermarkets, Inc., Borrower has various contingent obligations arising from obligations of Meadowdale Foods, Inc. and M-Foods, Inc. including certain obligations of Allied
Supermarkets, Inc. assumed by Meadowdale Foods, Inc. on 7/22/87.

                                                Schedule 4.9
                                                 Page 3 of 3

                                   SCHEDULE OF

                                 LETTERS OF CREDIT

BofA      Amount as
L/C#      of 12/5/93         Beneficiary               Maturity
- ----------------------------------------------------------------

Standby Letters of Credit:

  216099    2,300,000     Board of Trustees,           12/31/93
                          Central States Southeast
                          and Southwest Areas
                          Pension Fund

  216095      200,000     Employers Reinsurance        07/01/94
                          Corporation

  216093    2,200,000     Lumbermans Mutual            04/26/94

  216091   70,887,657     Self-Insurance Plans,        05/30/94
                          State of California

  216094      750,000     Self-Insurance Plans,        01/01/94
                          State of Nevada

  217336    3,600,000     LDI Corporation              11/1/94

  216098        2,000     City of Carpinteria          09/23/94

  218628    1,788,000     Collins & Aikman Group, Inc. 05/25/94
          -----------
           81,727,657     TOTAL STANDBY LETTERS OF CREDIT

Commercial Letters of Credit:

  423132      105,220     Fine Toy, Co., LTD           01/13/94
          -----------
              105,220     TOTAL COMMERCIAL LETTERS OF CREDIT
          -----------
           81,832,877     GRAND TOTAL LETTERS OF CREDIT
          -----------
          -----------

                           [EXHIBIT A]

           COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT
           ----------------------------------------------

           THIS COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT ("Agreement") dated as of __________________, 19___ is made with reference to that certain Term Loan Agreement dated as of December 13, 1993, among The Vons Companies, Inc. ("Borrower"), the Banks therein named and Bank of America National Trust and Savings Association, as Agent for itself and for the Banks (as amended as of the date hereof, the "Loan Agreement") and is entered into between the "Assignor" described below, in its capacity as a Bank under the Loan Agreement, and the "Assignee" described below. Assignor and Assignee hereby represent, warrant and agree as follows:

            1.  Definitions.  Capitalized terms defined in the Loan Agreement
                -----------
are used herein with the meanings set forth for such terms in the Loan Agreement. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

      "Assignee" means __________________________________.
       --------

      "Assigned Pro-Rata Share" means ___________% of the Commitment of the
       -----------------------
Banks under the Loan Agreement, being equal to $______________.

      "Assignor" means ______________________________.
       --------

      "Effective Date" means __________________, the effective date of this
       --------------
Agreement determined in accordance with Section 11.8 of the Syndicated Loan
                                                ----
Agreement (as incorporated by reference into the Loan Agreement pursuant to Section 12.4 thereof).

            2.  Representations and Warranties of the Assignor.  The Assignor
                ----------------------------------------------
represents and warrants as follows:

                a. As of the date hereof, the Pro-Rata Share of the Assignor is _____% of the Commitment (without giving effect to assignments thereof which have not yet become effective). The Assignor is the legal and beneficial owner of the Assigned Pro-Rata Share and the Assigned Pro-Rata Share is free and clear of any adverse claim.

                b. The outstanding principal balance of Advances made by Assignor is $______________.

                c. The Assignor has full power and authority, and has taken all action necessary to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

                d. This Agreement constitutes the legal, valid and binding obligation of the Assignor.

Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of the Obligations, and assumes no responsibility with respect to any statements, warranties or representations made or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any Loan Document other than as expressly set forth above.

            3.  Representations and Warranties of the Assignee.  The Assignee
                ----------------------------------------------
hereby represents and warrants to the Assignor as follows:

           (a) The Assignee has full power and authority, and has taken all action necessary to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

           (b) This Agreement constitutes the legal, valid and binding obligation of the Assignee;

           (c) The Assignee has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Assignee will, independently and without reliance upon the Agent or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement;

           (d) The Assignee is an "Eligible Assignee" within the meaning of the Loan Agreement;

           (e) The Assignee has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 of the Loan Agreement; and
                    ---

           (f) If Assignee is organized under the Laws of a jurisdiction outside the United States of America, attached hereto are the forms prescribed by the Code certifying Assignee's exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Loan Agreement.

            4.  Assignment.  On the terms set forth herein, Assignor, as of
                ----------
Effective Date, hereby irrevocably sells, assigns and transfers to the Assignee all of the rights and obligations of the Assignor under the Loan Agreement, the other Loan Documents and Assignor's Note, in each case to the extent of the Assigned Pro-Rata Share, and the Assignee irrevocably accepts such assignment of rights and assumes such obligations from the Assignor on such terms and as of the Effective Date. As of the Effective Date, Assignee shall have the rights and obligations of a "Bank" under the Loan Documents, except to the extent of any arrangements with respect to payments referred to in Section 5 hereof. Assignee hereby appoints and authorizes Agent to exercise
           -
such powers under the Loan Agreement as are delegate to the Agent by
Article 11 of the Loan Agreement.
        --

            5.  Payment.  On the Effective Date, Assignee shall pay to the
                -------
Assignor, in immediately available funds, an amount equal to the purchase price, as agreed between the Assignor and the Assignee, of the Assigned Pro-Rata Share. The Assignor and the Assignee have entered into a letter agree-ment, of even date herewith, which sets forth their agreement with respect to the amount of interest, fees, and other payments with respect to the Assigned Pro-Rata Share which are to be retained by the Assignor.

            The Assignor and the Assignee hereby agree that if either receives any payment of interest, principal, fees or any other amount under the Loan Agreement, their respective Notes and other Loan Documents which is for the account of the other, it shall hold the same in trust for such party to the extent of such party's interest therein and shall promptly pay the same to such party.

            6.  Principal, Interest, Fees, etc.  Any principal that would be
                ------------------------------
payable and any interest, fees and other amounts that would accrue from and after the Effective Date to or for the account of the Assignor pursuant to the Loan Agreement and the Notes shall be payable to or for the account of the Assignor and the Assignee, in accordance with their respective interests as adjusted pursuant to this Agreement.

            7.  Notes.  The Assignor and the Assignee shall make appropriate
                -----
arrangements with the Borrower concurrently with the execution and delivery hereof so that a replacement Note is issued to the Assignor and a new Note is issued to the Assignee, in each case in principal amounts reflecting their Commitment or their outstanding Advances (as adjusted pursuant to this Agreement).

            8.  Further Assurances.  Concurrently with the execution of this
                ------------------
Agreement, Assignor shall execute two counterpart original Requests for Registration, in the form of Exhibit A to this Agreement, to be forwarded to Agent. The Assignor and the Assignee further agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, and Assignor specifically agrees to cause the delivery of (i) two original counterparts of this Agreement and (ii) the Requests for Registration, to Agent for the purpose of registration of Assignee as a "Bank"

pursuant to Section 11.8 of the Syndicated Loan Agreement (as incorporated by
                    ----
reference in the Loan Agreement pursuant to Section 12.4 thereof).
                                                    ----

            9.  Governing Law.  This Agreement shall be deemed to be a
                -------------
contractual obligation under, and shall be governed by and construed and interpreted in accordance with, the laws of the State of California. For any dispute arising in connection with this Agreement, the Assignee hereby irrevocably submits to the jurisdiction of the courts of the State of California.

            10. Notices.  All communications among the parties or notices in
                -------
connection herewith shall be in writing, hand delivered or sent by registered airmail, postage prepaid, or by telex, telegram or cable, addressed to the appropriate party at its address set forth on the signature pages hereof. All such communications and notices shall be effective upon receipt.

            11. Binding Effect.  This Agreement shall be binding upon and
                --------------
inure to the benefit of the parties and their respective successors and assigns; provided, however, that Assignee shall not assign its rights or obligations without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

            12. Interpretation.  The headings of the various sections hereof
                --------------
are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officials, officers or agents thereunto duly authorized as of the date first above written.

                                 "Assignor"

                                 _________________________________

                                 By:______________________________

                                 Title:___________________________

                                 Address:_________________________
                                         _________________________
                                         _________________________
                                          Attn:___________________
                                               ___________________
                                          Telephone: _____________
                                          Telecopier:_____________


                                 "Assignee"

                                 __________________________________

                                 By:_______________________________

                                 Title:____________________________

                                 Address:__________________________
                                         __________________________
                                         __________________________
                                          Attn:____________________
                                               ____________________
                                          Telephone:_______________
                                          Telecopier:______________

      Exhibit A to Commitment Assignment and Acceptance Agreement

                        REQUEST FOR REGISTRATION
                        ------------------------


TO: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent, and THE VONS COMPANIES, INC.


            THIS REQUEST FOR REGISTRATION OF ASSIGNEE is made as of the date of the enclosed Commitment Assignment and Acceptance Agreement with reference to that certain Term Loan Agreement, dated as of December 13, 1993 among The Vons Companies, Inc., the Banks therein named and Bank of America National Trust and Savings Association, as Agent for itself and for the Banks (as amended as of the date hereof, the "Loan Agreement")

            Assignor and Assignee hereby request that Agent register Assignee as a Bank pursuant to Section 11.8 of the Syndicated Loan Agreement (as
                              ----
incorporated by reference in the Loan Agreement pursuant to Section 12.4
                                                                    ----
thereof) effective as of the Effective Date described in the enclosed Commitment Assignment and Acceptance and, in connection with this request certify to Agent that:

            A. Assignee is an "Eligible Assignee" within the meaning of that term set forth in the Loan Agreement; and

            B. Schedule A to the enclosed Commitment Assignment and Acceptance Agreement sets forth the correct Commitment and the Assigned Pro-Rata Share of the Assignee.

            Enclosed with this Request are:

                (i) two counterpart originals of the Commitment Assignment and Acceptance;

               (ii) the original Note of Borrower in favor of Assignor in the principal amount of $______________; and

              (iii) Assignee's check payable to Agent for the $3000 recordation fee required by Section 11.8(d) of the Syndicated Loan
                                                -------
            Agreement (as incorporated by reference in the Loan Agreement pursuant to Section 12.4 thereof).
                                ----

Assignor and Assignee hereby jointly request that Agent cause Borrower to issue replacement Notes, dated as of the Closing Date, pursuant to
Section 11.8 of the Syndicated Loan Agreement (as incorporated by reference
        ----
in the Loan Agreement pursuant to Section 12.4 thereof) in favor of
                                          ----
Assignor in the principal amount of the remainder of its Pro-Rata Share of the Commitment and in favor of the Assignee in the amount of the Assigned Pro-Rata Share.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Request for Registration by their duly authorized officers as of this ___ day of _____________, 19__.

                                 "Assignor"

                                 __________________________________


                                 By:_______________________________
                                    (Printed/Typed Name of Officer)


                                 "Assignee"

                                 __________________________________


                                 By:_______________________________
                                    (Printed/Typed Name of Officer)

                         CONSENT OF AGENT AND BORROWER
                         -----------------------------

TO: The Assignor and Assignee referred to in the above Request for Registration

      When countersigned by both Borrower and Agent below, this document shall certify that:

      1. If the consent of Borrower is required to such assignment, Borrower has consented, pursuant to the terms of the Loan Documents, to the assignment by Assignor to Assignee of the Assigned Pro-Rata Share.

      2. Agent has registered Assignee as a Bank under the Loan Agreement, effective as of the Effective Date described above, with a Pro-Rata Share of the Commitment corresponding to the Assigned Pro-Rata Share and has adjusted the registered Pro-Rata Share of the Commitment of Assignor to reflect the assignment of the Assigned Pro-Rata Share.

Approved:

THE VONS COMPANIES                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Agent


By: _________________________       By: _________________________

By: _________________________       By: _________________________

                           [Exhibit B]

                     COMPLIANCE CERTIFICATE
                     ----------------------

TO:    BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
       AS AGENT, AND TO THE BANKS

            Reference is made to the Term Loan Agreement dated as of December 13, 1993, among THE VONS COMPANIES, INC., as Borrower, the Banks therein named and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined in this Compliance Certificate (this "Certificate") are used in this Certificate as defined in the Loan Agreement. This Certificate is delivered in accordance with Section 8.2 of the Loan Agreement and relates to the
                           ---
financial statements of Borrower and its Subsidiaries for the Fiscal ______________ ended ____________, 19__ (the "Financial Statements"), which are delivered concurrently herewith.

            I, ____________________, hereby certify that I am the __________________ and a Senior Officer of Borrower and that:

            1.   Financial Covenants Computations.  Borrower and its
                 --------------------------------
Subsidiaries are in compliance with their Obligations to the Banks pursuant to Sections 6.13 through 6.16 of the Syndicated Loan Agreement (as incorporated
         ----         ----
by reference in the Term Loan Agreement pursuant to Article 7 of the Term Loan
                                                    ---------
Agreement), as set forth in the "Computation of the Loan Agreement Covenants for Fiscal [Quarter] [Year] ended _______________, 19__" attached hereto and incorporated herein by this reference.

            2.   Review of Activities; Defaults.  A review of the activities
                 ------------------------------
of Borrower and its Subsidiaries during the fiscal period covered by the Financial Statements has been made under my supervision with a view to determining whether, during such fiscal period, Borrower and its Subsidiaries performed and observed all of their respective Obligations under the Loan Documents. Except with respect to the Defaults, if any, specified and described, as to their nature and status below, to the best of my knowledge, during the fiscal period covered by the Financial Statements, Borrower and its Subsidiaries performed and observed each covenant and condition applicable to them:


___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

            3.   Material Adverse Effect.  Except with respect to the event(s)
                 -----------------------
or circumstance(s) constituting a Material Adverse Effect, if any, specified and explained in reasonable detail as to their nature and status below, to the best of my knowledge, no event or circumstance constituting a Material Adverse Effect has occurred since the date of the most recent Compliance Certificate previously delivered under Section 8.2 of the Loan Agreement:
                                   ---

___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

            IN WITNESS WHEREOF, I have signed this Certificate on behalf of Borrower this ____ day of _______________, 19___.

                           THE VONS COMPANIES, INC.

                           By:__________________________

                           Title:_______________________

                    COMPUTATION OF LOAN AGREEMENT COVENANTS
                    ---------------------------------------

               FOR FISCAL [YEAR][QUARTER] ENDED            19
               ------------------------------------------------

6.13 LEVERAGE RATIO
- -------------------
MAXIMUM LEVERAGE RATIO:                             ________________

LEVERAGE RATIO IS:                                  ________________

Calculated as follows:

CONSOLIDATED TOTAL LIABILITIES:                     $_______________

divided by

SHAREHOLDERS' EQUITY                                $_______________


6.14 MINIMUM SHAREHOLDERS' EQUITY
- ---------------------------------

MINIMUM SHAREHOLDERS' EQUITY:                       $_______________


Minimum Shareholders' Equity calculated as follows:

$375,000,000

plus
- ----

Consolidated Net Income for each
Fiscal Quarter ending after June 16, 1991
(without reduction for any loss during any Fiscal Quarter)

$______________________

MINIMUM SHAREHOLDERS' EQUITY:                       $_______________

SHAREHOLDERS' EQUITY IS:                            $_______________


6.15 FIXED CHARGE COVERAGE RATIO
- --------------------------------
MINIMUM FIXED CHARGE COVERAGE RATIO:                    ____________

FIXED CHARGE COVERAGE RATIO IS:                         ____________

Calculated as follows:


OPERATING CASH FLOW:


                           Latest Fiscal   Previous Three     Total of Four
                              Quarter      Fiscal Quarters   Latest Quarters
                           -------------   ---------------   ---------------
Consolidated Income
Before Extraordinary
Items

plus Fixed Charges
- ----

plus Provision for
- ----
Income Taxes

plus Charges against
- ----
Income for LIFO
Adjustments

plus Depreciation and
- ----
Amortization of Property
and Capital Leases

plus Amortization of
- ----
excess cost over net
assets acquired and other
assets

minus Credits to Income
- -----
for LIFO Adjustments

minus Income of any
- -----
Subsidiaries which cannot
make Distributions to
Borrower

OPERATING CASH FLOW:       $____________   $______________   $____________
divided by
- ----------

CASH FIXED CHARGES

                           Latest Fiscal   Previous Three     Total of Four
                             Quarter       Fiscal Quarters   Latest Quarters
                           -------------   ---------------   ---------------

Fixed Charges

Interest Expense-Net

plus Rents Paid\Payable
- ----
Net

minus Amortization
- -----
of Debt discount and
deferred financing
charges

minus other non-cash
- -----
Fixed Charges

Total Cash
Fixed Charges              $____________   $______________    $_____________

6.16 CAPITAL EXPENDITURES
- -------------------------
PERMITTED CAPITAL EXPENDITURES:         $________________

CAPITAL EXPENDITURES ARE:               $________________

Permitted Capital Expenditures
are calculated as follows:

     Maximum Capital Expenditure
       Amount (net of carryover)        $________________

     Carry over from immediately
       preceding Fiscal Year            $________________

  Maximum permitted Capital
    Expenditures are                    $________________

NOTE: The pages appended, if any, constitute a further explanation of the manner in which the foregoing computations relate to the Financial Statements to the extent not readily apparent. (Check if pages are appended) _____.

                          [EXHIBIT C]


                             NOTE
                             ----

$[Pro-Rata share of $150,000,000]                             __________, 19__
                                                       Los Angeles, California


      FOR VALUE RECEIVED, the undersigned promises to pay to the order of ______________________________ (the "Bank"), the principal amount of
_______________________________ DOLLARS ($______________), or such lesser aggregate amount of Advances as may be made by the Bank in accordance with its Pro Rata Share of the Commitment under the Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

      Reference is made to the Term Loan Agreement dated as of December 13, 1993, among the undersigned, as Borrower, the Banks that are parties thereto, and Bank of America National Trust and Savings Association, as the Agent (the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. Any holder hereof is entitled to all of the rights, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for reduction of the Commitment and for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

      The principal indebtedness evidenced by this Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

      Interest shall be payable on the outstanding daily unpaid principal amount of each Loan from the date thereof until payment in full and shall accrue and be payable at the rates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the Default Rate to the fullest extent permitted by applicable Law.

      The amount of each payment hereunder shall be made to the Agent at the Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds not later than 10:00 a.m., Los Angeles time, on the day of payment (which must be a Banking
Day). All payments received after 10:00 a.m., Los Angeles time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. This Bank shall use its best efforts to keep a record of Advances made by it and payments of principal with respect to this Note, and such record shall be presumptive evidence of the principal amount owing under this Note.

      The undersigned hereby promises to pay all costs and expenses of any holder hereof in collecting the undersigned's obligations hereunder or in enforcing any of holder's rights hereunder, including attorneys' fees and dis-bursements, whether or not an action is filed in connection therewith.

      The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality to the fullest extent permitted by applicable Laws.

      This Note shall be delivered to and accepted by the Bank, or by the Agent on its behalf, in the State of California, and shall be governed by, and construed and enforced in accordance with, the Laws thereof.


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation



                                  By: ____________________________________

                                  Its: ___________________________________



                                  By: ____________________________________

                                  Its: ___________________________________

                 ADVANCES AND PAYMENTS OF PRINCIPAL
                       (Reference Rate Loans)
______________________________________________________________________________
                                         Amount of      Unpaid
            Amount of      Interest      Principal     Principal     Notation
Date         Advance        Period         Paid         Balance       Made by
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________


                  ADVANCES AND PAYMENTS OF PRINCIPAL
                            (CD Rate Loans)
______________________________________________________________________________
                                         Amount of      Unpaid
            Amount of      Interest      Principal     Principal     Notation
Date         Advance        Period         Paid         Balance       Made by
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                  ADVANCES AND PAYMENTS OF PRINCIPAL
                       (Eurodollar Rate Loans)
______________________________________________________________________________
                                         Amount of      Unpaid
            Amount of      Interest      Principal     Principal     Notation
Date         Advance        Period         Paid         Balance       Made by
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

[This page appears on The Vons Companies, Inc, letterhead]


                              [EXHIBIT D]
Terrence J. Wallock
Senior Vice President
Chief Legal and Security Officer
and Secreatary



                                        December 8, 1993



Bank of America
National Trust and Savings Association, as Agent
555 South Flower Street
Eleventh Floor
Los Angeles, CA 90071

Ladies and Gentlemen:

     I serve as General Counsel of The Vons Companies, Inc., a Michigan corporation ("Borrower") and have acted in such capacity in connection with the Term Loan Agreement ("Agreement") dated as of December 13, 1993, among Borrower and the Banks, and the Loan Documents. This opinion is rendered to you pursuant to Section 9.1(a)(5) of the Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Agreement.

     In rendering this opinion, I have reviewed, and relied upon, originals, or copies identified to my satisfaction as being true copies, of the following:

     1.   The Agreement;

     2. The Loan Documents delivered at the Closing (including the Notes);

     3. The Articles of Incorporation and Bylaws of Borrower, as amended to date, and the minutes of the actions of the Board of Directors of Borrower authorizing the transactions contemplated thereby; and

     4. Each certificate by an officer of Borrower delivered on this date to the Agent or the Banks pursuant to the Agreement.

     In addition, I have discussed this Agreement, the Loan Documents and relevant matters with responsible officers of Borrower, and have reviewed such other documents, instruments and certificates and have made such examination as to matters of fact and law as I have deemed necessary or appropriate in order to render this opinion to you.

     In rendering this opinion, I have assumed:

     (a) That the Loan Documents have been duly executed and delivered by the parties thereto other than the Borrower;

     (b) That enforcement of the Loan Documents will be undertaken in good faith and

Bank of America
National Trust and Savings Association, as Agent
December 8, 1993
Page 2

in a commercially reasonable manner; and

     (c) That, other than with respect to the Loan Documents, all signatures are genuine, all documents submitted to me as originals are authentic originals, and all documents submitted to us as copies conform to the originals.

     Based on the foregoing, and relying thereon, and subject to the limitations expressed below, I am of the opinion that, as of the Closing Date:

     A. Borrower has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Michigan, with full corporate power and authority to own and occupy its properties and conduct its businesses as presently conducted, and Borrower is registered or qualified to conduct business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification necessary (except where the failure to be so duly qualified and in good standing does not constitute a Material Adverse Effect).

     B. Borrower holds all franchises, licenses, permits and other governmental authorizations required for the conduct of its business, and such franchises, licenses, permits and other governmental authorizations are in full force and effect other than such franchises, licenses, permits and other governmental authorizations as to which the failure so to maintain or obtain would not constitute a Material Adverse Effect.

     C. All outstanding shares of capital stock of Borrower have been duly authorized and validly issued, are fully paid and nonassessable and are free of preemptive rights.

     D. To my best knowledge there is no legal or governmental proceeding pending or threatened or contemplated to which Borrower is a party or of which the business or property of Borrower is the subject which, singularly or in the aggregate, if determined adversely to Borrower, would constitute a Material Adverse Effect.

     E. Borrower is not (i) in violation of its charter or bylaws, or other equivalent instruments, (ii) to my best knowledge, in default in any respect in the performance of any obligation, agreement or condition contained in any loan, bond, debenture, note or any other evidence or indebtedness or any indenture, mortgage, deed of trust, or any other agreement or instrument, known to me, to which Borrower is a Party or by which it is bound, or to which any of the property or assets of Borrower is subject, which default would constitute a Material Adverse Effect.

     F. Borrower has full corporate power and authority to enter into and perform the obligations of Borrower under the Loan
Documents.

     G. The execution, delivery, and performance by Borrower of the Loan Documents have been duly authorized by all necessary corporate action of Borrower, and do not and will not:

Bank of America
National Trust and Savings Association, as Agent
December 8, 1993
Page 3

          (i) require any consent or approval not heretofore obtained of any stockholder, partner, security holder or, to the best of my knowledge, creditor of Borrower;

          (ii) violate or conflict with any provision of Borrower's articles of incorporation or bylaws;

          (iii)      result in or require the creation or
imposition of any Lien or Right of Others upon or with respect to any property now owned or leased or hereafter acquired by Borrower, which creation or imposition would constitute a Material Adverse
Effect;

          (iv) violate any Requirement of Law (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) known to me presently in effect having applicability to Borrower; or

          (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan agreement or credit agreement or any other Contractual Obligation known to me to which such party or any of its Property is bound or affected, which breach, default, or acceleration would constitute a Material Adverse Effect.

     H. No authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption of any of the foregoing from, any Governmental Agency is or will be required to authorize or permit the execution and delivery by Borrower of the Loan Documents except as has already been obtained or made.

     I. Each Loan Document has been duly authorized, executed and delivered by Borrower and constitutes a legal, valid and binding agreement of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that (i) the enforceability thereof may be subject to Debtor Relief Laws now or hereafter in effect, relating to creditors' rights generally, (ii) the enforceability thereof may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the discretion of the court before which any proceeding may be brought, and (iii) all Loan Documents may be subject to or limited by the unenforceability under certain circumstances of provisions purporting to place venue for any litigation of any disputes or controversies within a court of a county or to waive the right to trial by jury.

     J. The names, form of legal entity and jurisdictions of incorporation of the Subsidiaries of Borrower set forth in Schedule
4.4 to the Agreement are as set forth therein;

     K.   Borrower is not subject to regulation under the Public
Utility Holding Company Act of 1935, as amended, or the Investment Company Act of 1940.

     L.   Borrower has no Significant Subsidiaries.

Bank of America
National Trust and Savings Association, as Agent
December 8, 1993
Page 4

     This opinion is limited to the laws of the State of California, the Michigan Business Corporation Action, the General Corporation Law of the State of Delaware, and the federal laws of the United States, and I express no opinion and can assume no responsibility as to the applicability of the laws of any other jurisdiction.

     This opinion is rendered to you pursuant to Section 9.1(a)(5) of the Agreement, is intended solely for your benefit and that of the Banks, and may not be relied on without my prior written consent by any other person other than an assignee or successor in interest of any Bank or a person acquiring a participation from any Bank.
                              Very truly yours,

                              /s/ Terrence Joseph Wallock

                              Terrence J. Wallock

TJW:cb

                               [EXHIBIT E]

                             REQUEST FOR LOAN
                             ----------------

         1. This Request for Loan is executed and delivered by Borrower to Bank of America National Trust and Savings Association, as the "Agent", pursuant to Section 3.1(c) of that certain Term Loan Agreement (the "Loan
                    ------
Agreement") dated as of December 13, 1993, entered into by and among THE VONS COMPANIES, INC., a Michigan corporation, the Banks therein named and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for itself and for the Banks. Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

         2. Borrower hereby requests that the Banks make a Loan for the account of Borrower (Account No. __________) pursuant to the Loan Agreement as follows:

               (a)   Amount of Loan:  $________________.

               (b)   Date of Loan:  _______________, 19___.

               (c)   Type of Loan (check one box only):

                      ____
                     /___/   Reference Rate Loan.

                      ____
                     /___/   CD Rate Loan with ____-day CD  Period.

                      ____
                     /___/   Eurodollar Rate Loan with ____-month Eurodollar
                             Period.

         3. In connection with the Loan requested herein, Borrower hereby represents, warrants, and certifies to the Banks that:

             a. If the requested Loan is the initial Loan being made on the Closing Date, then each of the representations and warranties made by Borrower in Article 5 of the Loan Agreement is true and correct.
                 ---------

             b. In the case of each other Loan, as of the date of the Loan requested herein, each of the representations and warranties made by Borrower in Sections 5.13 and 5.18 are true and correct in all material
                          ----     ----
     respects on and as of the date of this Loan as though made on and as of the date of this Loan, and there has not occurred an Event of Default that is continuing as of the date of this Loan.

         4. This Request for Loan is executed on __________, 19__, by a Responsible Official of Borrower, on behalf of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

                                       BORROWER:

                                       THE VONS COMPANIES, INC.,
                                       a Michigan corporation



                                       By ____________________________

                                          Title_______________________

                         [EXHIBIT F]

                     SUBSIDIARY GUARANTY
                     -------------------

            This SUBSIDIARY GUARANTY (this "Guaranty"), dated as of ________________, 199___, is made by ________________, a ________________
corporation (collectively with each other Significant Subsidiary which may hereafter execute an instrument of joinder with respect to this Subsidiary Guaranty "Guarantors"), in favor of the "Banks" that are parties to the Loan Agreement hereinafter referred to and in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, in its capacity as Agent for itself and the Banks under such Loan Agreement (the "Agent," the Agent and the Banks at times referred to collectively herein as "Lender"), with reference to the following facts:

                           RECITALS
                           --------

            A. Pursuant to the Loan Agreement of even date herewith entered into between Lender and THE VONS COMPANIES, INC., a Michigan corporation ("Borrower"), Lender is making certain credit facilities available to Borrower.

            B. As a condition to the availability of such credit facilities, Guarantors are required to enter into this Guaranty in their capacity as wholly-owned Subsidiaries of Borrower and to guaranty the Guarantied Obligations as hereinafter provided.

            C. Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities, and as the result of the execution of this Guaranty.

                                AGREEMENT
                                ---------

            NOW, THEREFORE, in order to induce Lender to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, Guarantors hereby represent, warrant, covenant, agree and guaranty as follows:

            1.  Definitions.  "Loan Agreement" means that certain Term Loan
                -----------    --------------
Agreement dated as of December 13, 1993, between Lender and Borrower. This Guaranty is the Subsidiary Guaranty referred to in the Loan Agreement and is one of the Loan Documents. Terms defined in the Loan Agreement and not otherwise defined in this Guaranty shall have the meanings given those terms in the Loan Agreement when used herein and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

            "Guarantied Obligations" means all obligations of Borrower
             ----------------------
under the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including
                                                            ---------
obligations of performance as well as obligations of payment, and including
                                                                  ---------
interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, Guarantor or any other Person.

            2.  Guaranty of Guarantied Obligations.  For valuable
                ----------------------------------
consideration, Guarantors hereby irrevocably, unconditionally, jointly and severally guaranty and promise to pay and perform on demand the Guarantied Obligations and each and every one of them, including, without limitation,
                                            ---------
all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

            3.  Nature of Guaranty.  This Guaranty is irrevocable and
                ------------------
continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

            4.  Relationship to Other Agreements.  Nothing herein shall in
                --------------------------------
any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by any Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Guaranty and are incorporated herein by this reference.

            5.  Subordination of Indebtedness of Borrower to a Guarantor
                --------------------------------------------------------
to the Guarantied Obligations.  Each Guarantor agrees that:
- -----------------------------

                (a) Any indebtedness of Borrower now or hereafter owed to any Guarantor hereby is subordinated to the Guarantied Obligations.

                (b) If the Agent so requests, any such indebtedness of Borrower now or hereafter owed to any Guarantor shall be collected, enforced and received by such Guarantor as trustee for Lender and shall be paid over to the Agent in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of such Guarantor under the other provisions of this Guaranty.

                (c) Should such Guarantor fail to collect or enforce any such indebtedness of Borrower now or hereafter owed to such Guarantor and pay the proceeds thereof to the Agent, the Agent as such Guarantor's attorney-in-fact may do such acts and sign such documents in such Guarantor's name as the Agent considers necessary or desirable to effect such collection, enforcement and/or payment.

            6.  Statute of Limitations and Other Laws.  Until the Guarantied
                -------------------------------------
Obligations shall have been paid and performed in full, all of the rights, privileges, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Each Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable law.

            7.  Waivers and Consents.  Each Guarantor acknowledges that the
                --------------------
obligations undertaken herein involve the guaranty of obligations of Persons other than such Guarantor and, in full recognition of that fact, consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including any increase or decrease of the rate(s) of interest
              ---------
thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine;
(g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower, any Guarantor or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

            Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Guaranty independently of any other remedy or security Lender at any time may have or hold in connection with the Guarantied Obligations, and it shall not be necessary for Lender to marshal assets in favor of Borrower, any Guarantor or any other Person or to proceed upon or against and/or exhaust any security or remedy before proceeding to enforce this Guaranty. Each Guarantor expressly waives any right to require Lender to marshal assets in favor of Borrower, any Guarantor or any other Person or to proceed against Borrower, any Guarantor or any collateral provided by any Person, and agrees that Lender may proceed against Borrower, any Guarantor and/or any collateral in such order as it shall determine in its sole and absolute discretion. Lender may file a separate action or actions against Borrower and/or any Guarantor without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any-other Person is joined in any such action or actions. Each Guarantor agrees that Lender and Borrower and any affiliate of Borrower may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty. Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Guaranty with respect to each Guarantor at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other guarantor or surety and whether or not Borrower shall have any personal liability with respect thereto. Each Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of Lender to marshal assets in favor of Borrower or any other Person, (e) any failure of Lender to give notice of sale or other disposition of any collateral to Borrower, any Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of any collateral, (f) any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any collateral or other security for any Guarantied Obligation, including, without limitation, any
                                        ---------
failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Guarantied Obligation,
(g) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of Borrower or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of

Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any lien in favor of Lender for any reason,
(o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or
        ---------
any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding, or (p) any action taken by Lender that is authorized by this Section 7 or any other provision of any Loan Document. Each Guarantor
                -
expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurring of new or additional Guarantied Obligations.

            8.  Condition of Borrower.  Each Guarantor represents and
                ---------------------
warrants to Lender that it has established adequate means of obtaining financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its properties on a continuing basis, and that such Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its properties. Each Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its properties, whether now known or hereafter known by Lender during the life of this Guaranty. With respect to any of the Guarantied Obligations, Lender need not inquire into the powers of Borrower or the officers or employees acting or purporting to act on its behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guarantied hereby.

            9.  Liens on Real Property.  In the event that all or any part
                ----------------------
of the Guarantied Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Guarantor authorizes Lender, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Guarantied Obligations of any Guarantor, the enforceability of this Guaranty, or the validity or enforceability of any liens of Lender on any collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each Guarantor expressly waives any defenses to the enforcement of this Guaranty or any rights of Lender created or granted hereby or to the recovery by Lender against Borrower, any Guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of any Guarantor or may preclude any Guarantor from obtaining reimbursement or contribution from Borrower. Each Guarantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Section 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California law or other applicable law. Each Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Guarantor's or any other Person's failure to receive any such notice shall not impair or affect Guarantor's Obligations or the enforceability of this Guaranty or any rights of Lender created or granted hereby.

            10. Waiver of Rights of Subrogation.  Notwithstanding anything
                -------------------------------
to the contrary elsewhere contained herein, each Guarantor hereby expressly waives with respect to Borrower and its successors and assigns and any other Person, any and all rights at Law or in equity to subrogation, reimbursement, exoneration, contribution, setoff, share in any collateral or any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which that Guarantor may have or hereafter acquire against Borrower or any other Person in connection with or as a result of that Guarantor's execution, delivery and\or performance of this Guaranty. In furtherance of the foregoing, each Guarantor agrees that any payment by that Guarantor to Lender pursuant to this Guaranty shall be deemed a contribution to the capital of Borrower and no such payment shall make that Guarantor a creditor of Borrower. Each Guarantor hereby acknowledges and agrees that the foregoing waivers are intended to benefit Borrower and Lender and shall not limit or otherwise affect any Guarantor's liability hereunder or the enforceability hereof.

            11. Understandings With Respect to Waivers and Consents.
                ---------------------------------------------------
Each Guarantor warrants and agrees that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against Borrower, Lender or others, or against any collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

            12. Costs and Expenses.  Each Guarantor agrees to pay to
                ------------------
Lender all costs and expenses (including, without limitation, reasonable
                               ---------
attorneys' fees and disbursements) incurred by Lender in the enforcement or attempted enforcement of this Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by
- ---------
Lender in exercising any right, privilege, power or remedy conferred by this Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to Lender by each Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Loan Agreement.

            13. Construction of This Guaranty.  This Guaranty is intended
                -----------------------------
to give rise to absolute and unconditional obligations on the part of each
                --------------------------
Guarantor; hence, in any construction hereof, notwithstanding any provision
                                              -----------------------------
of any Loan Document to the contrary, this Guaranty shall be construed
- ------------------------------------
strictly in favor of Lender in order to accomplish its stated purpose.

            14. Liability.  The liability of each Guarantor hereunder is
                ---------
independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and each Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part (whether it be another Guarantor under this instrument or not) shall not affect the continuing liability of any Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by each Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.


            15. Termination of Guaranty.  The liability of each Guarantor
                -----------------------
under this Guaranty shall terminate (i) concurrently with the sale or other disposition of that Guarantor to a Person which is not an Affiliate of Borrower pursuant to a transaction which does not violate Section 6.2 of the Syndicated Loan Agreement (as incorporated by reference into the Loan Agreement pursuant to Article 7 thereof) or (ii) concurrently with the delivery to the Agent of a Certificate of a Senior Officer of Borrower to the effect that that Guarantor is no longer a Significant Subsidiary by reason of a diminution in the value of the assets of that Guarantor.

            IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officers as of the date first written above.
                                    ________________________________
                                    a ________________ corporation


                                    By:______________________________

                                    Title:___________________________


                                    By:______________________________

                                    Title:__________________________